SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the Appropriate Box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             IFS INTERNATIONAL, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:________

     2) Aggregate number of securities to which transaction applies:___________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         =======================================================================
         -----------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:_______________________

     5)  Total fee paid:________________________________________________________

[   ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:________________________________________________
     2)  Form, Schedule or Registration Statement No.:__________________________
     3)  Filing Party:__________________________________________________________
     4)  Date Filed:____________________________________________________________

                        Copies of all communications to:
                          Donald G. Johnson , Jr., Esq.
                                   Pollet Law
                       10900 Wilshire Boulevard, Suite 500
                              Los Angeles, CA 90024

February 1, 1999



To Our Stockholders:

         The Annual Meeting of Stockholders of IFS International, Inc., a Delaware corporation (the "Company") will be held at 10:00 a.m. on Tuesday, March 16, 1999, at the offices of the Company located at 300 Jordan Road, Troy, New York.

         Enclosed is the Company's Notice of the Annual Meeting of Stockholders, Proxy Statement and Proxy Card. The enclosed Proxy Statement and Proxy Card contain details concerning the business to come before the meeting, including
(i) the approval of the 1998 IFS International, Inc. Stock Plan; (ii) amendment of the Certificate of Designation regarding the Company's Series A Convertible Preferred Stock to make the Series A Convertible Preferred Stock automatically convert to Common Stock on April 1, 1999, instead of February 21, 2002 and to change the Conversion Number from 1 share of Common Stock to 1.1 shares of Common Stock; (iii) approval of changing the name of the Company to "IFS Holdings, Inc."; (iv) the ratification of the selection of Urbach Kahn & Werlin PC as the Company's independent auditors for the fiscal year ending April 30, 1999; and (v) election of Directors of the Company. You should note that the Board of Directors of the Company unanimously recommend a vote "FOR" each of the aforesaid proposals.

         If you were a record holder of the Company's common stock on January 29, 1999, you are eligible to vote with respect to these matters, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. For that reason we request that you sign and return the Proxy Card now. A postage paid envelope is enclosed for your convenience in replying. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy.

         We look forward to reviewing the activities of the Company with you at the meeting. We hope you can be with us.

                                                                      Sincerely,

                                                               /s/David L. Hodge
                                                               -----------------
                                                                  David L. Hodge
                                           President and Chief Executive Officer

                             IFS INTERNATIONAL, INC.
                           Rensselaer Technology Park
                                 300 Jordan Road
                              Troy, New York 12180

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held March 16, 1999

To the Stockholders of IFS International, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of IFS International, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m. local time, on Tuesday, March 16, 1999, at the offices of the Company located at 300 Jordan Road, Troy, New York, to consider and to vote on the following matters as more fully described in the accompanying Proxy Statement:
         To approve the 1998 IFS International, Inc. Stock Plan;

         To approve amendment of the Certificate of Designation regarding the Company's Series A Preferred Stock to make the Series A Preferred Stock automatically convert to Common Stock on April 1, 1999, instead of February 21, 2002 and to change the Conversion Number from 1 share of Common Stock to 1.1 shares of Common Stock;

         To approve changing the name of the Company to "IFS Holdings, Inc.";

         To ratify the selection of Urbach Kahn & Werlin PC as the Company's independent auditors for the fiscal year ending April 30, 1999;

         To elect eight Directors of the Company; and

         To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on January 29, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjourned meetings thereof.

         All stockholders are cordially invited to attend the Meeting in person. Your vote is important. Please fill in, date, sign and return the enclosed proxy in the return envelope furnished for that purpose as promptly as possible, whether or not you plan to attend the Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person if you wish. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement.

                                              By Order of the Board of Directors


                                                            /s/John P. Singleton
                                             -----------------------------------
                                                               John P. Singleton

                                                           Chairman of the Board

Dated: February 1, 1999

                             IFS INTERNATIONAL, INC.
                           Rensselaer Technology Park
                                 300 Jordan Road
                              Troy, New York 12180


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held March 16, 1999


                                VOTING AND PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IFS International, Inc. (the "Company") for use at An Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Tuesday, March 16, 1999, at the principal executive offices of the Company located at 300 Jordan Road, Troy, New York (the "Meeting"), and any adjournments thereof. When such proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "FOR" (i) approval of the 1998 IFS International, Inc. Stock Plan, (ii) amendment of the Certificate of Designation regarding the Company's Series A Convertible Preferred Stock to make the Series A Convertible Preferred Stock automatically convert to Common Stock on April 1, 1999, instead of February 21, 2002 and to change the Conversion Number from 1 share of Common Stock to 1.1 shares of Common Stock; (iii) approval of changing the corporate name to "IFS Holdings Inc"; (iv) the ratification of the selection of Urbach Kahn & Werlin PC as the Company's independent auditors for the fiscal year ending April 30, 1999; and, (v) for the named nominees to the Company's Board of Directors and for the terms indicated. Any holder of record giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a later dated proxy, or by voting in person at the meeting.

At the close of business on January 29, 1999, the record date for determining stockholders entitled to notice of and to vote at the Meeting, the total number of shares of the Company's Common Stock and Series A Convertible Preferred Stock (the "Preferred Stock") outstanding was 1,336,424 shares and 1,271,019 shares, respectively. The Common Stock and Preferred Stock are the only classes of securities of the Company entitled to vote, each share being entitled to one non-cumulative vote. Only stockholders of record as of the close of business on January 29, 1999, will be entitled to vote. A majority of the aggregate number of shares of Common Stock and Preferred Stock outstanding and entitled to vote must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming the presence of a quorum, a plurality of the aggregate votes cast by the holders of Common Stock and Preferred Stock voting as a single group is required for the election of the named nominees to the Board of Directors. A vote of a majority of the shares of Common Stock and Preferred Stock outstanding, voting by class, is required to pass upon each of the proposals which require amendment of the Company's Articles of Incorporation (Proposals 2 and 3). A vote of a majority of the shares of Common Stock present and voting, in person or by proxy, at the Meeting and a vote of a majority of the shares of Preferred Stock present and voting, in person or by proxy, at the Meeting is required to pass upon each of the other matters presented. Abstentions with respect to shares present and voting, in person or by proxy, at the Meeting will be counted in tabulations of the votes cast, except that broker nonvotes will not be counted. "Broker nonvotes" are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted.

A list of stockholders entitled to vote at the Meeting will be available at the Company's offices, 300 Jordan Road, Troy, New York for a period of ten days prior to the Meeting and at the Meeting itself for examination by any stockholder.

The Company will pay the expenses of soliciting proxies for the Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor, or by a proxy solicitation agent who is compensated . The Company has engaged Shareholder Communications Corporation, 17 State Street, 28th Floor, New York, NY 10004, a proxy solicitation agent, to solicit proxies on behalf of the Board of Directors. The estimated cost of such services is $11,000. All expenses of preparing and soliciting such proxies will be paid by the Company. It is anticipated that this Proxy Statement and accompanying Proxy Card will be mailed on or shortly after February 1, 1999, to all stockholders entitled to vote at the Meeting.

                                 PROPOSAL NO. 1

APPROVAL OF 1998 IFS INTERNATIONAL, INC. STOCK PLAN

The stockholders are being asked to approve the 1998 IFS International, Inc. Stock Plan (the "Plan", or the "1998 Plan") which was approved by the Board of Directors on May 12, 1998. The purpose of the Plan is to provide the Company with a vehicle to attract, compensate and motivate selected Eligible Persons (as such persons are defined below), and to appropriately compensate them for their efforts, by creating a broad-based stock plan which will enable the Company, in its sole discretion and from time to time, to offer to or provide such Eligible Persons with incentives or inducements in the form of Awards (as such term is defined below), thereby affording such persons with an opportunity to share in potential capital appreciation in the common stock, par value $0.001, of the Company ("Common Stock"). If approved, a total of 1,400,000 shares of Common Stock ("Plan Shares") will be available for issuance under the Plan. (See note 7 to Principal Stockholders table.)

The Company presently has two option plans: the 1996 Stock Option Plan (the "1996 Plan") and the 1988 Stock Option Plan (the "1988 Plan"). It is intended that the 1998 Plan will replace the 1996 Plan, the last broad-based plan approved by the stockholders of the Company. If the Plan is approved by the stockholders, pursuant to prior Board of Directors' action, the Company will offer to the holders of the 1996 Plan Options the opportunity to exchange their 1996 Plan Options for 1998 Plan Options.

As of January 29, 1999, the Company had 300,000 shares subject to the existing 1996 Stock Option Plan. In connection with such succession described above, the Company has authorized the exchange of the options to purchase 300,000 shares at an exercise price of $1.25 for all of the 1996 outstanding Options under the 1996 Plan. The foregoing is conditioned on the 1996 Option holder exchanging the outstanding 1996 Options for new Options. Because the exercise price of the 1996 Options are generally higher than the 1998 Plan Options granted, it is likely all of the 1996 Options will be exchanged. If any 1996 Plan options are not exchanged, then the 1996 Plan will be continued so long as the options remain outstanding, then terminated; no additional options would be granted under the 1996 Plan after approval of the 1998 Plan by the stockholders. The Company has granted replacement options with an exercise price of $1.25 under the 1996 Plan to be issued to all holders of 1996 options in the event the 1998 Plan is not approved by the stockholders.

As of January 29, 1999, there were commitments to grant Options for the purchase of 520,100 shares of Common Stock under the 1998 Plan. Of these shares, 300,000 are shares subject to Options to be exchanged for outstanding 1996 Options at lower exercise prices, as described above, including 110,000 Options to be issued to officers and directors. In September, 1998, the Company granted, subject to Plan approval by stockholders, additional Options to purchase 220,100 shares under the 1998 Plan, with exercise prices ranging from $1.25 to $2.81, of which options to purchase 25,000 shares have been granted to one director. If the 1998 Plan is not approved by the stockholders, options to purchase 300,000 shares under the 1996 plan will remain outstanding, and the options to purchase 220,100 shares under the 1998 Plan will be outstanding and will become non-qualified options. Options to purchase an additional minimum of 270,000, 150,000, and 150,000 shares under the 1998 Plan will be required to fulfill the Company's obligations to David Hodge, Frank Pascuito, and Simon Theobald, respectively, under their existing employment agreements.

The 1988 Plan provides for the issuance of options to purchase Common Stock to key employees, officers, directors and consultants. As of December 31, 1998, there were options outstanding to purchase 216,140 shares of Common Stock under the 1988 Plan. All options are exercisable at prices ranging from $.66 to $4.88 per share and expire in various years between 1999 and 2008. As of January 14, 1999, there were no options available for grant to purchase shares of Common Stock under the 1988 Plan. The approval of the 1998 Plan is not intended to have any effect upon the 1988 Plan.

See: EXECUTIVE COMPENSATION - Stock Option Plans and - Employment Agreements.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the approval of the Plan. The Plan must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting, assuming that a quorum is present.

The following description of the Plan is qualified in its entirety by reference to the full text of the Plan, as well as the terms and conditions of any Award Agreement governing the grant of an Award under the Plan. A copy of the full text of the Plan is attached as Appendix 1 to this Proxy Statement.

Who May Receive Grants of Awards Under the Plan

Any Eligible Person may be granted an Award under the Plan. The term "Eligible Person" means any person who, at the applicable time of the grant or award of an Award under the Plan, is an employee, a director and/or a consultant or advisor to the Company, or of any parent or subsidiary of the Company. The term "Awards" refers to the following types of grants under the Plan: (i) an outright grant of shares of Common Stock ("Grant Shares"), and (ii) the grant of options ("Options") to purchase shares of Common Stock ("Option Shares").

Grant Shares may be either fully vested, or subject to vesting or other forfeiture conditions (in which latter event such Grant Shares are referred to, until such time as such conditions lapse, as "Forfeitable Grant Shares"). Options granted may be either (i) "Incentive Options," which qualify under
Section 422 of the Internal Revenue Code of 1986 (the "Code") for preferable income tax treatment, and are specifically granted as Incentive Options under the Plan; or (ii) options not so eligible for such preferable income tax treatment ("Non-Qualified Options"). Should a Recipient exercise an Option through the tender of shares of Common Stock, certain Non-Qualified Options known as "Replacement Options" may be granted entitling the Recipient to purchase a number of Plan Shares equal to the number of shares of Common Stock tendered in payment.

Incentive Options may only be granted to persons who are employees or who provide bona fide consulting services to the Company or such Affiliate. No Award may be granted to a consultant in connection with the provision of any services incident to the raising of capital for the Company. An Eligible Person ordinarily will be a natural person, such as in the case of employees, officers or directors; however, an Eligible Person may also be an entity or fiduciary in certain cases, such as a consultant or advisor which is a corporation, partnership or limited liability company. Each Eligible Person who, at a particular time, receives the grant of an Award under the Plan, is referred to as a "Recipient."

As of January 14, 1999, the Company had a total of 99 employees, officers and directors, all of whom are eligible to receive grants of Awards under the Plan.

Common Stock Available for Issuance Under Plan; Adjustments

A total of 1,400,000 shares of Common Stock are authorized for issuance under the Plan. Any shares of Common Stock which are reserved for issuance pursuant to the terms of a pending Award, but are not issued because the terms and conditions of the Award are not satisfied, or any shares of Common Stock which are used by Recipients to pay all or part of the purchase price for an Award, may again be used for Awards under the Plan. In the event of any change in the Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Plan Administrator will, in its sole discretion, make appropriate adjustments to the number of shares of Common Stock that may be issued under the Plan or in connection with any Award.

Administration of Plan

The Plan is administered exclusively by the Plan Administrator, which is defined under the Plan as the Board of Directors of the Company or, to the extent authorized pursuant to the Plan, a committee of two (2) or more members of the Board or certain designated Director-Officers. The Board has designated the Compensation Committee of the Board as the Plan Administrator. Subject to the terms and conditions of the Plan, the Plan Administrator is empowered to determine which persons are Eligible Persons; which Eligible Persons will be recipients of Awards; the type of the Award; the time or times at which such Awards shall be granted; the number of shares of Common Stock subject to each Award; the time and manner in which each Award which is an Option may be exercised, including the exercise price and option period; whether an Option or Grant Shares are subject to vesting conditions; and all other terms and conditions of Awards. The Plan Administrator has sole discretion to interpret and administer the Plan, and its decisions regarding the Plan are final.

Amendment and Termination of Plan; Modification of Awards

The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the Board of Directors. Neither the Board of Directors nor the Plan Administrator may materially impair any outstanding Awards without the express consent of the Recipient. The Plan Administrator may also modify the terms of outstanding Options or the vesting conditions placed upon Forfeitable Grant Shares set forth in the Award Agreement. However, such modifications may not impair the Recipient's rights under the Award Agreement without the express consent of the Recipient.

Description of Awards

As stated above, the Plan Administrator is authorized, in general, to grant or award to Eligible Persons either (i) an outright grant of Grant Shares, or (ii) the grant of an Option to purchase Option Shares. Awards under the Plan will be evidenced by certificates or agreements evidencing or confirming the grant of the Award in the form prescribed from time-to-time by the Plan Administrator ("Award Agreements"), namely, (i) a "Stock Award Agreement" in the case of the grant of Grant Shares, and (ii) a "Stock Option Certificate" in the case of the grant of an Option. Each Award Agreement will contain more specific terms and conditions pertaining to the grant of Awards to the Recipient as the Plan Administrator, in its sole discretion, may determine to be appropriate. The Company reserves the right, in its sole discretion, to evidence or confirm the grant of an Award in a written employment or consulting agreement in lieu of the form of any of the foregoing Award Agreements.

Grant Shares

Grant Shares may be awarded in the following different circumstances:

1. As a "bonus" or "reward" for services previously rendered and otherwise compensated. This type of Award is comparable to a gift since the Company has no legal obligation to grant the Grant Shares, and would do so only in its discretion to recognize extraordinary services.

2. As "compensation" for the previous performance or future performance of services or attainment of goals. This type of Award would commonly occur in a situation in which the Recipient enters into an agreement with the Company to be paid Grant Shares (in lieu of cash) for the provision of past or future services.

3. In "consideration" for the payment of a purchase price for the Grant Shares. This alternative would ordinarily apply where the Recipient desires to purchase the Common Stock (usually Forfeitable Grant Shares at a discounted value as discussed below), and the Company is willing to sell the Common Stock to the Recipient.

Where payment is required to purchase the Grant Shares, the purchase price shall be such price (including at a premium or discount to the current fair market value of the Common Stock) as determined by the Plan Administrator in its sole discretion.

Forfeitable Grant Shares

Once Grant Shares are issued, the Plan Administrator reserves the right to subject or condition the issuance of such shares to the satisfaction of certain vesting conditions based on services to be provided by the Recipient after the shares have been issued or the attainment of specific goals by the Recipient after the shares have been issued. These vesting conditions must be expressly set forth in the Award Agreement at the date of grant of the underlying Award. In the event the Recipient does not satisfy the vesting conditions, the Company may require the Recipient to forfeit any unvested Grant Shares. The Plan uses the term "Forfeitable Grant Shares" to refer to Grant Shares which are subject to such vesting conditions. There generally are no limitations on vesting conditions the Plan Administrator may impose on Forfeitable Grant Shares.

In addition, whenever there is a forfeiture of Forfeitable Grant Shares, the Company must pay the Recipient, within ninety (90) days of the forfeiture, an amount equal to the higher of: (i) the Recipient's "original cost" to purchase or acquire the forfeited Grant Shares; or (ii) the "book value" of such forfeited Grant Shares as determined by the Company's independent certified public accountant. Any payment for the forfeited Grant Shares shall be either in cash or, if applicable, by cancellation of any debt originally incurred by the Recipient in order to purchase the forfeited Grant Shares from the Company.

If the Plan Authority attaches vesting conditions to Forfeitable Grant Shares which are based upon continued performance of services to the Company, then the following special rules apply (unless otherwise expressly provided in the underlying Award Agreement) in the event of Termination Of Recipient:

1. Unvested Forfeitable Grant Shares shall immediately vest (i.e., become non-forfeitable) in the event such termination: (A) is made by the Recipient and constitutes Termination By Recipient For Good Reason (as such term is defined in the Plan); or (B) such termination is made by the Company but does not constitute
             Termination By Company For Cause (as such term is defined in the Plan). In these situations, the Recipient will be deemed fully vested with respect to these previously unvested Forfeitable Grant Shares.

2. Unvested Forfeitable Grant Shares shall become immediately forfeitable in the event such termination: (A) is made by the Recipient but does not constitute Termination By Recipient For Good Reason; or (B) such termination is made by the Company and constitutes Termination By Company For Cause.

Options

An "option" is the right, which continues over a period of time, to acquire property on terms agreed upon by the parties. In the case of the Plan, it is the right to acquire, over a period of time, shares of Common Stock, or Option Shares, in exchange for the purchase price determined by the Company. The grant of an Option to purchase Option Shares is a variation of the last (third) alternative presented above, except that the purchase period extends for a significantly longer period.

The Plan authorizes the issuance of two types of Options, namely, Incentive Options and Non-Qualified Options. Unless expressly characterized upon grant as an Incentive Option, all Options are considered to be Non-Qualified Options. Incentive Options result, in general, in more favorable income tax consequences than Non-Qualified Options (see "Certain Federal Income Tax Consequences" below); however, they also contain more restrictive terms than those of Non-Qualified Options.

The exercise or "Option Price" to purchase Option Shares shall be such price (including at a premium or discount to the current fair market value of the Common Stock) as determined by the Plan Administrator in its sole discretion. In certain circumstances, however, the Option Price cannot be less than certain amounts. For example, an Incentive Option cannot have an Option Price which is less than 100% of the fair market value of the Common Stock on the date the Incentive Option is granted (unless the Incentive Option is granted to a Recipient who owns more than 10% of the total voting securities of the Company on the date the Option is granted, in which case such Option Price cannot be less than 110% of the fair market value of the Common Stock).

Options must be exercised during the period of time specified in the Award Agreement. No Option may be exercised more than ten (10) years after the date the Option is granted. An Incentive Option granted to a Recipient who owns more than 10% of the total voting securities of the Company on the date the Option is granted must be exercised no later than five (5) years after the date of grant.

Vesting of Options

The term "vest" means that a person has acquired absolute ownership in the right to acquire property. In the case of a Recipient of an Option, the right to exercise the Option in order to purchase the Common Stock may not be fully vested at the time of grant of the Option. For example, the Plan Administrator has the right to attach certain conditions to the Option, such as requiring the Recipient to continue to provide services to the Company for a period of time or to attain specified goals, before the right to exercise the Option will vest. These "vesting conditions" must be expressly set forth in the Award Agreement. In the event the Recipient does not satisfy the vesting conditions, the Recipient will not be entitled to exercise the Option. There generally are no limitations on vesting conditions the Plan Administrator may impose on Options.

If the Plan Authority attaches vesting conditions to an Option which are based upon continued performance of services to the Company, then the following special rules apply (unless otherwise expressly provided in the Award Agreement) in the event of Termination of Recipient (as such term is defined in the Plan):

1. The expiration date for vested Options shall be the following applicable date if earlier than the expiration date specified in the Option:

             A. Thirty (30) days after the effective date of Termination Of Recipient in the event such termination: (i) is made by the Recipient and does not constitute Termination By Recipient For Good Reason (as such term is defined in the Plan); or (ii) such termination is made by the Company and constitutes Termination By Company For Cause (as such term is defined in the Plan) other than death or Disability of the Recipient (as the term "Disability" is defined in the Plan); or

             B. Six (6) months after the effective date of Termination Of Recipient in the event such termination: (i) is made by the Recipient and constitutes Termination By Recipient For Good Reason; (ii) such termination is made by the Company but does not constitute Termination By Company For Cause; or (iii) such termination is made by the Company by reason of the death or Disability of the Recipient.

2. Unvested Options shall immediately vest in the event the termination: (A) is made by the Recipient and constitutes Termination By Recipient For Good Reason; or (B) the termination is made by the Company but does not constitute Termination By Company For Cause. In these situations, the Recipient will be deemed fully vested with respect to these previously unvested Options.

3. The expiration date for unvested Options shall be upon Termination Of Recipient if earlier than the expiration date specified in the Option in the event the termination: (A) is made by the Recipient but does not constitute Termination By Recipient For Good Reason; or (B) the termination is made by the Company and constitutes
             Termination By Company For Cause. In these situations, the expiration date is immediately accelerated so that the Recipient will effectively lose the Recipient's prospective right to exercise these unvested Options.

Payment Terms for Grant Shares or Options

The Recipient shall purchase the Grant Shares, or exercise the Option, by delivery of payment (where payment is required) in cash. The Plan Administrator retains the right to require the Recipient to also deliver a Recipient's Representative's Letter from an independent investment advisor. The Recipient's Representative's Letter confirms that the Recipient's independent investment advisor has reviewed the merits of the Award as an investment by the Recipient, and such investment is suitable for the Recipient and he or she can bear the risks of the investment. The Plan Administrator also retains the right, in its sole discretion, to permit Grant Shares or Option Shares to be purchased by: (i) the delivery of other shares of the Common Stock; (ii) the surrender or relinquishment of rights to shares of the Common Stock; (iii) a reduction in the amount of any Company liability to a Recipient; (iv) the delivery of a secured full-recourse promissory note; or (v) a combination of the foregoing.

Assignment

Unless expressly provided in the applicable underlying Award Agreement, a Recipient may not "Dispose" of Forfeitable Grant Shares or Options without the prior written consent of the Company, which consent the Company may withhold in its sole and absolute discretion. Since Grant Shares (or Forfeitable Grant Shares which have become vested) do not remain subject to further vesting conditions, there is no prohibition against their assignment once they are issued (or become vested). The term "Dispose" means any transfer which directly or indirectly changes legal or beneficial ownership of such applicable Award, whether voluntary or by operation of law, or with or without the payment or provision of consideration. This would include, for example: (i) a sale, assignment, bequest or gift; (ii) any transaction that creates or grants an option, warrant, or right to obtain an interest in the applicable Award; (iii) any transaction that creates a form of joint ownership in the applicable Award between the Recipient and one or more other persons; (iv) any Disposition of the applicable Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge thereof, or an attachment or imposition of a lien; or (v) any distribution of the applicable Award by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be, or any distribution thereof by a Recipient which is a fiduciary such as a trustee or custodian to its settlers or beneficiaries.

United States Federal Income Tax Consequences For Persons Who Are Citizens Or Residents Of The United States

The following summary discusses certain of the United States federal income tax consequences to persons who are citizens or residents of the United States associated with: (i) the grant of an Award under the Plan; (ii) the exercise of an Option granted under the Plan; and (iii) the disposition of Shares issued under the Plan.

Options

Non-Qualified Options

If the Recipient receives a grant of a Non-Qualified Option, the Recipient, if a United States citizen or resident (a "U.S. Taxpayer"), will be taxed pursuant to the rules of Section 83 of the Code. Non-Qualified Options are ordinarily known, for tax purposes, as "non-qualified" or "non-statutory" options. Non-Qualified Options are identified by the Plan as any Option other than an Option expressly designated as an Incentive Option. Incentive Options are subject to different and, in general, more favorable income tax consequences than Non-Qualified Options (see "Incentive Options" below).

Under the rules of Section 83, the grant of non-statutory options to a Recipient who is a U.S. Taxpayer is taxable at date of exercise, as opposed to date of grant, unless certain technical requirements are satisfied. Upon the exercise of a Non-Qualified Option, the Recipient generally must recognize compensation income (which is taxable at ordinary income tax rates) equal to the "spread" between the exercise price and the fair market value of the Common Stock on the date of exercise.

In order to be taxable at date of grant pursuant to an election under Section 83(b) of the Code, the Non-Qualified Options must have a "readily ascertainable fair market value," which is defined by the Internal Revenue Service as being an option which, among other things, is actively traded on an established securities market. The Company's stock is publicly traded. Accordingly, Non-Qualified Options granted under the Plan may be taxable at date of grant. Thus, Section 83(b) of the Code which, as discussed below, is available to accelerate the timing of taxation of Forfeitable Grant Shares, is also available to accelerate the taxation of Non-Qualified Options.

The amount and character of any gain or loss realized on a subsequent disposition of Option Shares by the Recipient of a Non-Qualified Option who is a U.S. Taxpayer generally would depend on, among other things, the length of time such shares were held by the Recipient.

Incentive Options

Pursuant to Section 422 of the Code, if a Recipient who is a U.S. Taxpayer receives the grant of an Incentive Option, the Recipient will not be considered to have received taxable income upon either the grant of the Incentive Option or its exercise (as is ordinarily the case with a Non-Qualified Option). Instead, the Recipient will generally recognize taxable income (presumably as a capital gain) upon the sale or other taxable disposition of the Option Shares acquired by the exercise of the Incentive Option, on the full amount of the difference between the amount realized and the option exercise price paid. Any loss upon the taxable disposition of the Option Shares generally would be characterized as a capital loss.

There are several special rules that a Recipient of Incentive Options who is a U.S. Taxpayer must satisfy in order to receive the special income tax benefits afforded under Section 422 of the Code. Failure to satisfy these conditions will result in a partial or entire loss of the intended income tax benefits. These rules are as follows:

1. Only the first $100,000 in Incentive Options granted in any one year will be eligible for the more favorable tax treatment afforded to options granted under the incentive stock option tax rules. Option Shares granted in excess of this threshold amount shall be taxed as Non-Qualified Options.

2. Should the Recipient sell or dispose of the Option Shares acquired by exercise of the Incentive Option within either: (a) two years from the date of grant of the Incentive Option, or (b) one year from the date of transfer of the Option Shares to the Recipient upon the Recipient's exercise of the Incentive Option (a "Disqualifying Disposition"), the Recipient will be required to include the gain realized as ordinary income to the extent of the lesser of: (i) the fair market value of the Option Shares minus the option price; or (ii) the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. Furthermore, Option Shares that the Recipient acquires by surrendering Option Shares previously acquired through the exercise of an Incentive Option will be treated as having been acquired by the Recipient, for purposes of the one and two year holding periods, as of the date the Incentive Option for the surrendered Option Shares was originally exercised.

3. The Recipient must be an employee of the Company (or a subsidiary) within the three-month period prior to the Recipient's exercise of the Incentive Option in order to be eligible for Incentive Option income tax benefits. This period is extended to one year in the event the Recipient is permanently and totally disabled under Section 22(e)(3) of the Code, which defines such disability as when the Recipient is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which condition has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Upon exercise of an Incentive Option by a Recipient who is a U.S. Taxpayer, the alternative minimum taxable income of the Recipient will be determined as if such Incentive Option were a Non-Qualified Option in the manner described above. Accordingly, the Recipient will be required to include as alternative minimum taxable income the excess (if any) of the value of the Option Shares received upon exercise as of the date such Option Shares are vested over the amount paid for such shares. The Recipient would then be required to pay the greater of the Recipient's regular or alternative minimum tax liability computed with respect to such year. If the Option Shares so acquired are Disposed of as part of a Disqualifying Disposition, there should be no "item of tax preference" arising from the exercise of the Incentive Option.

Grant Shares

For purposes of the following discussion pertaining to federal income taxes, the term "Non-forfeitable Grant Shares" shall refer to Grant Shares which are not deemed to be Forfeitable Grant Shares under the terms of the Plan.

Non-forfeitable Grant Shares

If a Recipient who is a U.S. Taxpayer receives a grant of Non-forfeitable Grant Shares, the Recipient will be taxed pursuant to the rules of Section 83 of the Code and the interpretive regulations thereto promulgated by the Internal Revenue Service. Pursuant to such rule, the Recipient must recognize compensation income (which is taxable at ordinary income tax rates) equal to the "spread" between the fair market value of the Non-forfeitable Grant Shares on the date of grant and any consideration paid by the Recipient for such shares.

In the case where the Recipient receives Non-forfeitable Grant Shares as "compensation" for the previous performance or future performance of services or attainment of goals, the grant of such shares will be deemed payment of ordinary compensation to the Recipient for the performance of such services. Accordingly, the Recipient will recognize as compensation income an amount equal to the full fair market value of such Non-forfeitable Grant Shares on the date of grant.

In the case where the Recipient receives Non-forfeitable Grant Shares as a "bonus" or "reward" for services previously rendered and compensated, the Recipient will not be required to pay any consideration for such shares, and thus there will be no offset for consideration paid. Accordingly, the Recipient will recognize as compensation income an amount equal to the full fair market value of such Non-forfeitable Grant Shares on the date of grant.

In the case where the Recipient purchases Non-forfeitable Grant Shares, the Recipient will be required to pay consideration for such shares, and there will be an offset for consideration paid. Accordingly, the Recipient will recognize as ordinary compensation income an amount equal to the full difference between the fair market value of such Grant Shares on the date of grant and the consideration paid by the Recipient for such shares.

Forfeitable Grant Shares

If a Recipient who is a U.S. Taxpayer receives a grant of Forfeitable Grant Shares, the Recipient will also be taxed pursuant to the rules of Section 83 of the Code. As stated above, the general tax rule is that the Recipient generally must recognize compensation income (taxable at ordinary income tax rates) equal to the "spread" between the fair market value of the Forfeitable Grant Shares on the date of grant and any consideration paid by the Recipient for such shares. However, since the Forfeitable Grant Shares are subject to certain vesting conditions - that is, the Recipient's right to enjoy the full benefits of ownership of the Forfeitable Grant Shares is conditioned on rendering further services or is subject to other conditions that constitute a substantial risk of forfeiture - then the Recipient would not recognize compensation income until such time as the applicable conditions lapse or are satisfied, at which time the Recipient would recognize ordinary compensation income equal to the "spread" between the fair market value of the Forfeitable Grant Shares as of the date of lapse or satisfaction of the underlying conditions and the amount of any consideration paid by the recipient. For example, if the Forfeitable Grant Shares are subject to the condition that the total number of such shares granted will only vest one-third each year of continued provision of services by the Recipient, then the Recipient will recognize one-third of the total number of Forfeitable Grant Shares granted as taxable income on each of the one-, two- and three-year anniversaries of the date of grant, based upon the respective fair market value of such shares as of such vesting dates.

In the event of such vesting conditions, the Recipient may elect, pursuant to the special (but somewhat complicated) rules of Section 83(b) of the Code, to recognize compensation income at the time of grant of the Forfeitable Grant Shares, even though the vesting conditions have not lapsed or been satisfied (see "Section 83(b) Election" below).

The amount and character of any gain or loss realized on a subsequent disposition of the Forfeitable Grant Shares by the Recipient generally would depend on, among other things, whether such disposition occurred before or after such Forfeitable Grant Shares vested, whether an election under Section 83(b) of the Code with respect to such shares had been made, and the length of time such shares were held by the Recipient.

Section 83(b) Election

In the event of the imposition of vesting conditions on Forfeitable Grant Shares acquired by exercise of a Non-Qualified Option, the Recipient may elect, pursuant to the special (but somewhat complicated) rules of Section 83(b) of the Code, to recognize compensation income at the time of the grant of such Forfeitable Grant Shares, even though the vesting conditions have not lapsed or been satisfied. Thus, if the Recipient anticipates an increase in the fair market value of such shares, the Recipient may accelerate the date of taxation to the date of grant of the Forfeitable Grant Shares in order to limit the taxes the Recipient pays to the spread at the date of grant. This may make sense in the event the Recipient intends or is required to hold such shares for a long period of time. Please note that the Section 83(b) election must be made within 30 days of receipt, as the case may be, of the Forfeitable Grant Shares, and generally cannot be revoked. Please also note that, if the election is made, and the Recipient subsequently forfeits the Forfeitable Grant Shares before they are vested, the Recipient will not be eligible to recognize any loss on the forfeiture except for the amount, if any, actually paid by the Recipient for such shares. Due to the complexity of Section 83(b) of the Code, any Recipient who receives Forfeitable Grant Shares should consult with such Recipient's tax advisor regarding the advisability of making an election under Section 83(b).

Payment With Other Shares of Common Stock Owned by Recipient

The Recipient may, if permitted by the Plan Administrator or the terms of the underlying Award Agreement, pay for Grant Shares or Option Shares through delivery of already-owned shares of Common Stock in lieu of cash. In this case differing tax consequences may result. In published rulings and proposed regulations, the Internal Revenue Service has taken the position that: (i) to the extent an equivalent number of shares is acquired, the Recipient will recognize no gain and the Recipient's basis in the shares acquired upon such exercise will be equal to the Recipient's basis in the surrendered shares; and
(ii) any additional shares acquired upon such exercise are compensation to the Recipient taxable under the rules described above and the Recipient's basis in any such additional shares is their then fair market value.

Determination of Fair Market Value of Shares

As discussed above, taxation of Plan Shares is based upon the fair market value of such shares at certain applicable dates. The appropriate fair market value will be determined in accordance with the terms of the Plan.

In the event the Plan Shares constitute Non-forfeitable Grant Shares, the Plan provides that the applicable fair market value of such shares, assuming the Common Stock is then traded on the NASDAQ National Market System, will be equal to the last sales price of the Common Stock on NASDAQ as of the applicable valuation date.

In the event the Plan Shares constitute Forfeitable Grant Shares, the Plan provides that the applicable fair market value of such shares will not be equal to the NASDAQ trading price for the Common Stock since the Shares are not immediately tradable. In this case the Recipient may discount the fair market value from the NASDAQ trading price to reflect the impaired value of the underlying vesting conditions. The amount of the impairment will, in general, reflect the term and restrictions imposed by such vesting conditions. Pursuant to the terms of the Plan, the Plan Administrator reserves the right in its sole discretion to determine what the amount of the appropriate discount would be for the Company's financial and income tax purposes, including the determination of the basis for its compensation deduction for financial and income tax purposes and, accordingly, the amount of payroll taxes the Company should withhold from the Recipient.

The foregoing is only a summary of the effect of United States federal income taxation upon Recipients who are U.S. Taxpayers, and does not purport to be a complete description of such federal income consequences. The foregoing does not address tax consequences attributable to the death of a Recipient, nor does it discuss the income tax laws of any municipality, state or foreign country in which the Recipient may reside.

The Board of Directors unanimously recommends that you vote "FOR" the proposal (item 1 on the Proxy Card) approving the 1998 IFS International, Inc. Stock Plan. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the proposed approval of the 1998 IFS International, Inc. Stock Plan. Approval of the Stock Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock and the Preferred Stock, voting by class, present in person or represented by proxy and casting votes with respect to this proposal.

                                 PROPOSAL NO. 2

APPROVAL OF AMENDMENT OF CERTIFICATE OF DETERMINATION CONCERNING SERIES A PREFERRED STOCK.

The stockholders are being asked to approve amendment of the Certificate of Designation regarding the Company's Series A Convertible Preferred Stock (the Preferred Stock") to make the Preferred Stock automatically convert to Common Stock on April 1, 1999, instead of February 21, 2002 and to change the Conversion Number from 1 share of Common Stock to 1.1 shares of Common Stock. A copy of the proposed amendment is attached hereto as Appendix 2.

The Company believes that it would be beneficial to the Company and to prospective investors to convert the Preferred Stock into Common Stock because it would simplify the Company's capitalization structure. Historically, two separate classes of stock has caused confusion in the investment community, and this confusion has hindered corporate financing activity. The Company believes that combining the two classes into one would prevent this confusion.

The change of the Conversion Number from 1 share to 1.1 shares will have the effect of causing the holders of the Preferred Stock to receive approximately ten percent more stock upon conversion than they would under the present terms. This increase is intended as an incentive to the holders of the Preferred Stock to vote in favor of this proposal.

The Preferred stockholders currently have a liquidation preference of $5 per share. Upon mandatory conversion, the holders of the Preferred Stock will receive Common Stock and would no longer have any preferential liquidation rights. In all matters other than the election of directors, the affirmative vote of the Preferred stockholders is required for stockholder approval of any corporate action. Upon mandatory conversion, the former holders of the Preferred Stock would no longer have any special voting rights. The Certificate of Designation regarding the Preferred Stock also contains provisions which adjust the Conversion Number if the Company issues certain securities below the conversion price of $5. Upon mandatory conversion, the former holders of the Preferred Stock would no longer have the benefit of this dilution protection. The Company believes the benefits of eliminating dual stock classes outweighs the benefit of these rights.

In the recent past, the price differential in the public market between the Common Stock and the Preferred Stock has sometimes been small, and in some instances, the Common Stock has traded at slightly higher prices than the Preferred Stock.

The Board of Directors unanimously recommends that you vote "FOR" the proposal (item 2 on the Proxy Card) approving amendment of the Certificate of Determination concerning the Series A Preferred Stock. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the proposed approval of the amendment of the Certificate of Determination concerning the Series A Preferred Stock. The amendment must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and the Preferred Stock, voting by class.


                                 PROPOSAL NO. 3

APPROVAL OF CHANGE OF CORPORATE NAME TO IFS HOLDINGS, INC.

The stockholders are being asked to approve the change of the name of the Company to IFS Holdings, Inc., which was approved by the Board of Directors on August 18, 1998. The purpose of the name change is to establish a clear distinction between parent and subsidiary. The change would require amendment of the Corporation's Certificate of Incorporation, as set forth in the proposed amendment which is attached hereto as Appendix 3.

The Board of Directors unanimously recommends that you vote "FOR" the proposal (item 3 on the Proxy Card) approving the change of the Company's name to IFS Holdings Inc. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the proposed approval of the change of the Company's name to IFS Holdings Inc. The amendment must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and the Preferred Stock, voting by class.

                                 PROPOSAL NO. 4

APPROVAL OF THE SELECTION OF URBACH KAHN & WERLIN PC AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 1999.

The Board of Directors has selected Urbach Kahn & Werlin PC to audit the accounts of the Company for the fiscal year ending April 30, 1999. Such firm, which has served as the Company's independent auditor since April 1993, has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company.

A representative of Urbach Kahn & Werlin PC is expected to attend the meeting and will be afforded the opportunity to make a statement and/or respond to appropriate questions from stockholders.

The Board of Directors unanimously recommends that you vote "FOR" the proposal (item 4 on the Proxy Card) approving the ratification of Urbach Kahn & Werlin PC as the Company's independent auditors for the fiscal year ending April 30, 1999. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, in favor of the proposed approval of the ratification of Urbach Kahn & Werlin PC as the Company's independent auditors. The ratification must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock and the Preferred Stock, voting by class, present in person or represented by proxy and casting votes with respect to this proposal.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding beneficial ownership of the Common Stock and Preferred Stock as of January 14, 1999, by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock and Preferred Stock, (ii) each director of the Company, (iii) each Named Officer, and, (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock and Preferred Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

The table below does not reflect the number of shares of Common Stock which may be acquired by an individual upon conversion of Preferred Stock which such person may own.

Name and Address of                             Number Of Shares      Percentage
Beneficial Owner              Title of Class    Beneficially Owned    of Class
-----------------------      ----------------  --------------------   ----------
Frank A. Pascuito.................Common           375,938 (1)             24.6%
Rensselaer Technology Park
300 Jordan Road
Troy, NY 12180

Simon J. Theobald.................Common            62,484 (2)              4.5%
Little Elms, 12 Green Lane,
Croxley Green, Rickmansworth,
Hertfordshire, WD3 3HR England

Arnold Wells......................Common            10,500 (3)               .8%
1100 Madison Avenue
New York, NY 10028

John P. Singleton.................Common            60,000 (3)              4.5%
4331 Rosecliff Drive           Preferred            11,000                   .9%
Charlotte, NC 28277

DuWayne J. Peterson...............Common            42,700 (3)              3.2%
225 South Lake Ave.
Pasadena, Ca. 91101

David L. Hodge....................Common            24,205 (4)              1.8%
300 Jordan Road                Preferred             5,000                   .4%
Troy, NY 12180

Per Olof Ezelius..................Common            55,738 (5)              4.5%
Nine Woodlawn Green            Preferred            87,094                  6.9%
Charlotte, NC 28217

John Shahda.......................Common           150,000                 11.2%
30 S. Pearl Street
Albany, NY 12207

C. Rex Welton.....................Common            60,000                  4.5%
P. O. Box 6127
Charlotte, NC 28207-0001

All directors, executive officers, and known 5%
or more shareholders as a group
(9 persons).......................Common           841,565 (6) (7)         53.1%
                               Preferred           103,094                  8.1%
--------
(1) Includes 189,307 shares issuable upon exercise of stock options.

(2) Includes 62,464 shares issuable upon exercise of stock options.

(3) Includes 10,000 shares issuable upon exercise of stock options.

(4) Includes 19,162 shares issuable upon exercise of stock options.

(5) Includes 30,738 shares issuable upon exercise of stock options.

(6) Includes 346,714 shares issuable upon exercise of stock options.

(7) The above table does not include any options which may be issued pursuant to the approval of the 1998 Stock Plan.

                              ELECTION OF DIRECTORS

Eight directors are to be elected at the Meeting. The nominees proposed by the Board of Directors are listed below. Information Concerning Nominees The following table sets forth the positions and offices presently held with the Company by each nominee, his age and his tenure as a director:
                                 Positions Presently Held               Director
Name                Age             with the Company                      Since
----------------   ----- --------------------------------------------   --------
Frank A. Pascuito....42  Executive Vice President  and Director             1989

David L. Hodge.......60  President, Chief Executive Officer and Director    1997

Simon J. Theobald....35  Senior Vice President of Worldwide Sales &         1994
                           Marketing and Director

Arnold Wells.........78  Director                                           1986

John P. Singleton....61  Chairman of the Board of Directors                 1997

DuWayne J. Peterson..66  Director                                           1997

Per Olof Ezelius.....49  Director                                           1998

C. Rex Welton........65  Director                                           1998

Frank A. Pascuito is currently Executive Vice President and a director. Mr. Pascuito was the Chief Executive Officer and Chairman of the Board of the Company from 1989 to 1998. Mr. Pascuito co-founded the Company's predecessor company, IFS International, Inc. (formerly named Avant-Garde Computer Systems, Inc.), a New York corporation engaged in the development and marketing of software (the "Predecessor"), in 1981 and served as its President until November 1987 and as its Vice President of Product Planning until 1989. Prior to 1981, he was employed by NCR Corporation's ATM software development team. As a consultant to NCR in 1979, he assisted in the development and performed the installation of the first on-line/off-line ATM system for NCR in the United States. Mr. Pascuito has over ten years of operating and marketing experience in EFT system design, sales and service. Mr. Pascuito is a graduate of the State University of New York at Potsdam with a B.S. degree in Computer Science. He is active in several area organizations dealing with technology, software, and world trade.

David L. Hodge has been President and CEO of the Company since February 1998. Mr. Hodge has been a director of the Company since September 1997. Mr. Hodge is a graduate of West Point, and has over 30 years experience in software development. His last position was vice president in charge of product development for the Cable and Broad band Solutions Group of Cincinnati Bell Information Systems (CBIS). Prior to CBIS, Mr. Hodge held various senior management positions at Ernst & Young, CBS/Newtrend, Anacomp and Great Western Bank. Notable projects completed by Mr. Hodge include the development and delivery for production of the client/server-based Precedent 2000 system currently used to provide customer care and billing services to a large segment of the Telecommunications personal communication systems (PCS) market, a client/server based Centrex provisioning system for British Telecom in the United Kingdom and several products for the banking industry for advanced imaging and document management. In addition to his technical management responsibilities at CBIS, Mr. Hodge led initial CBIS efforts to attain ISO 9000 compliance. This initiative led to the ISO 9000 certification of a major international data system serving British Telecom.

Simon J. Theobald has been a director of the Company since December 1994 and Executive Vice President of IFS International, Inc. (New York Corporation) since October 1998. Previously, Mr. Theobald served as Managing Director of Europe, Middle East and Africa ("EMEA") since July, 1997. From 1986 to April 1992, he was employed by Applied Communications Inc., a subsidiary of Transaction Systems Architects, Inc. Mr. Theobald has more than fifteen years experience in the electronic funds transfer industry. Mr. Theobald is a graduate of De-Havilland College with qualifications in computer studies and technology.


Arnold  Wells has been a director of the Company  since  1986.  Since 1976,  Mr.
Wells has been a private investor and consultant in the health and communications fields. Mr. Wells organized Wells Television (subsequently named Wells National Services). In 1978, Mr. Wells formed WellsArt Limited, a company which is engaged in the publishing and licensing work of prominent artists. Mr. Wells is a graduate of Western Reserve University with a B.A. degree.

John P. Singleton has been a director of the Company since April 1997, and Chairman of the Board of Directors since December, 1998. In July 1997 he was appointed Chairman of its Executive Committee. . From 1992 until 1995, Mr. Singleton was General Manager, Business Development of IBM/Integrated Systems Solution Corporation. From 1982 to 1992, he held several positions with Security Pacific Corporation ranging from Senior Vice President Central Information Group to Vice Chairman and Chief Operating Officer and member of the Office of the Chairman. Mr. Singleton is a graduate of Arizona State University with a B.S. degree in Business Management.

DuWayne J. Peterson has been a director of the Company since July 1997. Mr. Peterson is President of DuWayne Peterson Associates, a consulting firm specializing in the effective management of information technology. Prior to forming his firm in 1991, he held the position of Executive Vice President, Operations, Systems and Telecommunications at Merrill Lynch. Mr. Peterson holds a B.S. degree from M.I.T. and an MBA from UCLA.

Per Olof Ezelius has been a director of the Company since May 1998. Mr. Ezelius has held the office of President and CEO of NCI since October 1992. Since starting with NCI in 1986 where he launched the European Sales operation, Mr. Ezelius has also held positions of Vice President of Worldwide sales and Chief Operating Officer. Prior to NCI, Mr. Ezelius held the position of Vice President of Marketing and Project Management for Inter Innovation AB in Stockholm, Sweden. Mr. Ezelius started his career in 1971 with systems design and application software development for the first generation of programmable branch automation systems.

C. Rex Welton has been a director of the Company since December, 1998. Until his recent retirement, Mr. Welton was employed as the President of Parnell-Martin Company, LLC, a family-owned plumbing wholesale company located in Charlotte, North Carolina. He continues as a director of that company as well as of Park Meridian Bank and First LandMark, USA, a real estate development company, both of which are located in Charlotte, North Carolina.

Identification of Executive Officers (Excludes Executive Officers who are also Directors)

Name                Age  Position(s)               Principal Occupation
------------------  ---  --------------  ---------------------------------------
Carmen A. Pascuito  39   Controller      Carmen A. Pascuito has  been  Secretary
                         and Secretary   of the Company since  December 1996 and
                                         its Controller since 1989. Mr. Pascuito
                                         joined  the  Predecessor  in  1985 as a
                                         staff   accountant   and   became   its
                                         Controller  in  1988. Mr. Pascuito is a
                                         graduate of Siena College with a B.B.A.
                                         degree in Accounting.


Frank A. Pascuito and Carmen A. Pascuito are brothers.

Executive officers are elected annually by the Company's Board of Directors to hold office until the first meeting of the Company's Board of Directors following the next annual meeting of stockholders and until their successors are chosen and qualified.

Information Concerning the Board

The Board of Directors held 7 meetings during the year ended April 30, 1998.

The Company has appointed an audit committee consisting of Directors Arnold Wells, John P. Singleton, and DuWayne J. Peterson. John P. Singleton and DuWayne Peterson are independent directors.

The Company has also appointed an executive committee, a compensation committee, an acquisition committee, a sales and marketing committee, and a strategic planning committee. The members of the executive committee are Frank A. Pascuito, David L. Hodge, DuWayne J. Peterson, and John P. Singleton. The members of the compensation committee are David L. Hodge, DuWayne J. Peterson, and John P. Singleton. The members of the acquisition committee are Frank A. Pascuito, John P. Singleton, Simon J. Theobald, and Per Olof Ezelius. The sales and marketing committee consists of Simon J. Theobald, C. Rex Welton, and Per Olof Ezelius. The members of the strategic planning committee are Simon J. Theobald, John P. Singleton, Per Olof Ezelius, and Frank A. Pascuito.

The Company does not have a nominating committee, charged with the search for and recommendation to the Company's Board of Directors of potential nominees for the Company's Board of Directors positions. These functions are performed by the Company's Board of Directors as a whole.

Reporting Delinquencies

Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.


Based solely on its review of the copies of such forms received by it,or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended April 30, 1998, no officer, director or greater than 10% beneficial owner was late with his filings other than Mr. John Shahda, who was late in filing his Form 3.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation paid or accrued by the Company or its subsidiary for services rendered during the fiscal years ended April 30, 1998, 1997 and 1996 by its Chief Executive Officer and each of its executive officers whose compensation exceeded $100,000 during its fiscal year end April 30, 1998.

                           SUMMARY COMPENSATION TABLE

                                     ----Annual Compensation----   --Long-Term--
                                                                   Compensation

                                                          Other
                                                          Annual      Securities
Name and                  Fiscal                          Compen-     Underlying
Principal Position        Year       Salary    Bonus      sation       Option(s)
------------------       --------    ------    ------    ---------    ----------
David Hodge................1998      $41,538    $ -      $10,500(1)       60,000
  President and CEO


Frank Pascuito.............1998      114,810    50,000       -            18,722
Executive Vice President   1997       94,061(2) 50,305       -            87,485
                           1996       88,000(2)   -          -              -

Charles Caserta............1998      119,759      -          -            18,723
  Former Vice President    1997      102,132(3) 70,984       -            92,463
   of Business Development 1996       90,794(3)   -          -              -

Simon Theobald.............1998      206,408      -          -            15,000
  Executive Vice President 1997      183,790      -          -            25,000
                           1996      106,436      -          -              -


Per Olof Ezelius...........1998       55,767      -       100,000         18,000
  President and CEO/NCI    1997         -         -          -              -
                           1996         -         -          -              -
--------

(1) Amount in Other Annual Compensation represents amounts paid for board member fees prior to appointment as President and CEO.

(2) Does not include accrued interest of $2,367 and $5,706 for the fiscal years ended April 30, 1997, 1996, respectively, for salaries earned but deferred. The interest rate on such deferred salaries was 12% per annum.
See "Certain Relationships and Related Transactions."

(3) Does not include accrued interest of $2,899 and $6,862 for the fiscal years ended April 30, 1997, 1996, respectively, for salaries earned but deferred. The interest rate on such deferred salaries was 12% per annum.
See " Certain Relationships and Related Transactions."

         The following table sets forth all grants of stock options to each of the named executive officers of the Company during the fiscal year ended April 30, 1998.

                Option Grants in Fiscal Year Ended April 30, 1998


                      Number of
                      Shares            % of Total
                      of Common Stock   Options
                      Underlying        Granted to
                      Options           Employees in  Per Share       Expiration
Name                  Granted           Fiscal Year   Exercise Price  Date
--------------------  ---------------   ------------  --------------  ----------
Frank A. Pascuito........13,722            4.2  %         $4.88       02/03/08
Charles J. Caserta(1)....13,723            4.2  %         $4.88       02/03/08
David L. Hodge(2)........10,000            3.1  %         $1.51       09/09/07
David L. Hodge(2)........30,000            9.3  %         $1.51       03/09/08
David L. Hodge(2)........20,000            6.2  %         $1.51       03/08/08
Simon J. Theobald(2).....15,000            4.6  %         $1.51       02/23/08
Per Olof Ezelius(2)......18,000            5.6  %         $1.51       01/29/08

(1) Pursuant to the Termination Agreement with Mr.Caserta described in Certain Relationships and Certain Transactions, these options were subsequently surrendered.

(2) If the 1998 Plan is approved by the stockholders, these options may be replaced by 1998 Plan options. If the 1998 Plan is not approved by the stockholders, these options will be replaced by non-plan options or modified 1996 Plan options. In each case, the exercise price of these options will be reduced to $1.25.

The following table sets forth information as to options exercised by each of the named executives during the fiscal year ended April 30, 1998, and the value of in-the-money options held as of April 30, 1998.

                                     Option Exercises and Option Values


                                                                  Number of Securities            Value of Unexercised
                    Number of Shares                             Underlying Unexercised             In-the-Money  (1)
                    of Common Stock                            Options as of April 30, 1998    Options as of April 30, 1998
                     Acquired on                               ----------------------------    ----------------------------
      Name             Exercise        Value Realized          Exercisable    Unexercisable    Exercisable    Unexercisable
----------------    ----------------   --------------          -----------    -------------    -----------    -------------
David L. Hodge
 President and CEO..........0            $0                       12,370          47,630          $0              $0

Frank Pascuito,
Exec. Vice President .....12,445         $53,140                 134,557          0               $69,238         $0

Charles Caserta,
Former Vice President of
  Business Development.....7,467         $31,884                 139,536          0               $69,238         $0

Simon Theobald,
Executive Vice President....0            $0                       52,589          22,411          $70,004         $11,696

Per Olof Ezelius,
President and CEO/NCI.......0            $0                        1,477          16,523          $0              $0


(1) Based on a market price of $2.94 per share at April 30, 1998.

Employment  Agreements

In May, 1998, the Company entered into employment agreements, or amended or restated prior employment agreements, (the "Employment Agreements") with each of Messrs. David Hodge, Frank Pascuito and Simon Theobald (each an "Executive").

The initial term of Mr. Hodge's Employment Agreement extends from February 15, 1998 to February 14, 2003, and is automatically renewed annually thereafter. Under Mr. Hodge's Employment Agreement, Mr. Hodge will receive (i) an annual base salary of $200,000, with an annual cost of living increase and, commencing on June 1, 1999, an annual base salary increase in the discretion of the Board of Directors; (ii) an annual bonus (which shall not exceed 80% of his annual base salary) based on the achievement of performance goals agreed to by the Executive and the Board; (iii) stock options under the Plan for the purchase of 270,000 shares of the Company's common stock, with an exercise price per share equal to the fair market value of the stock on the date of the grant, vesting in equal installments over five years; (iv) term life insurance or death benefits in the amount of $500,000; and, (v) an annuity of $40,000 per year for the joint lives of the Executive and his spouse.

The initial term of Mr. Pascuito's Employment agreement extends from January 1, 1997 to December 31, 2001, and is automatically renewed annually thereafter. Mr. Pascuito will receive (i) an annual base salary of $130,000; (ii) an annual performance bonus to be determined by the CEO, but which may not be more than 40% of his base salary; (iii) annual cost of living increase in his base salary;
(iv) an annual increase in his base salary in the discretion of the Board of Directors; and, (v) stock options under the Plan for the purchase of 150,000 shares of the Company's common stock with an exercise price per share equal to the fair market value of the stock on the date of the grant, vesting in equal installments over five years.

The initial term of Mr. Theobald's Employment Agreement extends from February 24, 1998 to December 31, 2003, and is automatically renewed annually thereafter. Mr. Theobald will receive: (i) an annual base salary composed of a fixed portion totaling $130,000 per year; (ii) a commission plus commission override not to exceed $100,000 per year; (iii) an annual performance bonus to be determined by the CEO, but which may not be more than 25% of his base salary; (iv) an annual cost of living increase in his base salary; (v) stock options under the Plan for the purchase of 150,000 shares of the Company's common stock with an exercise price per share equal to the fair market value of the stock on the date of the grant, vesting in equal installments over five years.

The Employment Agreement of Mr. Hodge provides that if the Agreement is terminated due to death, disability or termination of the Company for "Cause," the Executive shall receive: 6 months of his annual salary, accrued compensation and benefits to date plus other allowances. The Agreement provides that if a termination is due to a "Change in Control," without cause, or by the Executive for good reason, as defined in the Agreement, the Company will pay base salary and bonuses to the Executive through the end of the then-applicable term or two years, whichever is longer, plus certain allowances and benefits. Additionally, all unvested stock options which have been or are scheduled to be granted pursuant to the Agreement shall immediately vest.

Messrs. Hodge, Pascuito and Theobald have also received options to purchase the Company's common Stock under the 1988 Plan and/ or the 1996 Plan.


The Employment Agreements of Messrs. Pascuito and Theobald provide that if the Agreement is terminated for death or disability, the Executive shall receive: his annual fixed salary accrued and other benefits and compensation, but no less than 6 months fixed salary. Additionally, all unvested stock options which have been or are scheduled to be granted pursuant to the Agreement shall immediately vest. The Agreements provide that if a termination is due to a "Change in Control," without cause, or by the Executive for good reason, as defined in the Agreement, the Company will pay base salary and bonuses to the Executive through the end of the then-applicable term or two years, whichever is longer, plus certain allowances and benefits. Additionally, all unvested stock options which have been or are scheduled to be granted pursuant to the Agreement shall immediately vest.

Under the Employment Agreements a "Change in Control" includes (i) an acquisition whereby immediately after such acquisition, a person holds beneficial ownership of more than 50% of the total combined voting power of the Company's then outstanding voting securities; (ii) if in any period of three consecutive years after the date of the Employment Agreements, the then-incumbent Board ceases to constitute a majority of the Board for reasons other than voluntary resignation, refusal by one or more Board members to stand for election, or removal of one or more Board member for good cause; or (iii) the Board of Directors or the stockholders of the Company approve (A) a merger, consolidation or reorganization; (B) a complete liquidation or dissolution of the Company; or (C) the agreement for the sale or other disposition of all or substantially all of the assets of the Company.

On January 30, 1998, Mr. Per Olof Ezelius entered into an employment agreement with Network Controls International, Inc. ("NCI") to serve as its President and Chief Executive Officer for an initial term of three years and three months, commencing January 30, 1998, and ending April 30, 2001 (the "Original Employment Agreement"). On May 12, 1998, the Company entered into an extension agreement (the "Extension Agreement") with Mr. Ezelius which provides that the term of the covenant not to compete (as referred to in the Original Employment Agreement) is extended from a period of one-year to two-years commencing from the expiration of the Original Employment Agreement. Such Extension Agreement further provides that the Company grant to Mr. Ezelius: (i) 25,000 shares of common stock; (ii) 25,000 options to purchase Company common stock (such exercise price being equal to the fair market value of such common stock on May 12, 1998); and (iii) a cash bonus equal to $100,000.

The Original Employment Agreement provides for Mr. Ezelius to receive an annual base salary composed of a fixed portion totaling $150,000 per year and annual salary adjustments in the discretion of the Board of Directors or the compensation committee.

Stock Option Plans

The Company has two option plans: the 1996 Stock Option Plan (the "1996 Plan") and the 1988 Stock Option Plan (the "1988 Plan"). It is intended that the 1998 Plan will replace the 1996 Plan. The Company has issued options under the 1996 Plan. At its May 12, 1998 meeting, the Board of Directors approved the adoption of the 1998 Plan, subject to stockholder approval, and approved the issuance of new options under the 1998 Plan to replace all of the outstanding options under the 1996 plan, conditioned upon stockholder approval of the 1998 Plan and upon each option holder agreeing to cancel his or her options under the 1996 Plan upon issuance of options under the 1998 Plan. At its September 8, 1998, meeting, the Compensation Committee, which administers the 1998 Plan, granted options under the 1999 Plan to replace all options granted under the 1996 plan, also conditioned upon stockholder approval of the 1998 Plan and upon each option holder agreeing to cancel his or her options under the 1996 Plan upon issuance of options under the 1998 Plan. The purchase price of stock under such options is $1.25 per share, which was the market price of the stock on that date. The options under the 1996 Plan have purchase prices substantially higher than this price, ranging from $4.25 to $7.31. It is anticipated that all of the option holders will wish to exchange their 1996 Plan options for 1998 Plan options due to the lower purchase price under the latter options.

The 1996 Plan provides for the granting of options which are intended to qualify either as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Code or as options which are not intended to meet the requirements of such section ("Nonstatutory Stock Options"). The total number of shares of Common Stock reserved for issuance under the 1996 Plan is 300,000. Options to purchase shares may be granted under the 1996 Plan to persons who, in the case of Incentive Stock Options, are key employees (including officers) of the Company or any subsidiary of the Company, or, in the case of Nonstatutory Stock Options, are key employees (including officers) or nonemployee directors of, or nonemployee consultants to, the Company or any subsidiary of the Company.

The 1996 Plan provides for its administration by the Board of Directors or a committee chosen by the Board of Directors, which has discretionary authority, subject to certain restrictions, to determine the number of shares issued pursuant to Incentive Stock Options and Nonstatutory Stock Options and the individuals to whom, the times at which and the exercise price for which options will be granted.

The exercise price of all Incentive Stock Options granted under the 1996 Plan must be at least equal to the fair market value of such shares on the date of the grant or, in the case of Incentive Stock Options granted to the holder of more than 10% of the Company's Common Stock, at least 110% of the fair market value of such shares on the date of the grant. The maximum exercise period for which Incentive Stock Options may be granted is ten years from the date of grant (five years in the case of an individual owning more than 10% of the Company's Common Stock). The aggregate fair market value (determined at the date of the option grant) of shares with respect to which Incentive Stock Options are exercisable for the first time by the holder of the option during any calendar year shall not exceed $100,000.

The 1996 Plan provides for the issuance of options to purchase Common Stock to key employees, officers, directors and consultants. As of April 30, 1998, there were options outstanding to purchase 300,000 shares of Common Stock under the 1996 Plan. All options are exercisable at prices ranging from $4.25 to $7.31 per share. If the 1998 Plan is approved by the stockholders, the Company will offer the holders replacement options with an exercise price of $1.25 per share. If the 1998 Plan is not approved by the stockholders, the Company will either continue these options as 1996 Plan options or as non-qualified options, and in either case, will reduce the exercise price to $1.25 per share. These options expire in various years between 2005-2008. The vesting and expiration dates will be retained if these options are replaced with 1998 Plan Options. As of April 30, 1998, there were no options available for grant under the 1996 Plan.

The 1988 Plan provides for the issuance of options to purchase Common Stock to key employees, officers, directors and consultants. As of December 31, 1998, there were options outstanding to purchase 216,140 shares of Common Stock under the 1988 Plan. All options are exercisable at prices ranging from $.66 to $4.88 per share and expire in various years between 1997 - 2008. As of January 14, 1999, there were no options available for grant to purchase shares of Common Stock under the 1988 Plan.

The exercise price of all future option grants will be at least 85% of the fair market value of the Common Stock on the date of grant.

Certain Relationships and Related Transactions

IFS has issued a purchase order for $259,600 to Euro-Tech International ("ETI") to obtain ISO 9000 registration. ETI is an Arizona based corporation that specializes in guiding companies through the ISO 9000 certification process. ISO 9000 is an established international business standard. ISO 9000 requires that the core processes of a company's business is documented, understood and followed by company personnel. ISO 9000 is becoming a standard for companies in the global market. ETI is also a subsidiary of Tech Metrics International, Inc. of which Mr. David L. Hodge, President and CEO of IFS International, Inc. is a director.

Frank Pascuito deferred salaries for the five fiscal years ended April 30, 1995 in the aggregate amount of $60,765. Such deferred salaries bore interest at the rate of 12% per annum until September 30, 1996, which interest aggregated
$31,013 as of such date and was also deferred. As of April 30, 1997, all deferred salaries and interest have been paid.

Charles Caserta deferred salaries for the five fiscal years ended April 30, 1995 in the aggregate amount of $62,439. Such deferred salaries bore interest at the rate of 12% per annum until September 30, 1996, which interest aggregated
$34,464 as of such date and was also deferred. As of April 30, 1997, all deferred salaries and interest have been paid.

   On January 30, 1998 the Company acquired all of the outstanding shares of capital stock of NCI Holdings, Inc. ("Holdings"). Pursuant to the terms of the Merger Agreement, Per Olof Ezelius ("Ezelius"), the sole beneficial owner of Holdings' capital stock, received 87,094 shares (the "Base Consideration") of Preferred Stock valued at approximately $238,000. The number of shares was subject to adjustment. In August, 1998, the Company waived any right to such adjustment. The Company is obligated to register all of these shares of Preferred Stock under the Securities Act of 1933.

The acquisition of Holdings was accounted for as a purchase.

Ezelius may receive additional shares of Preferred Stock (the "Additional Shares") if the consolidated pre-tax profit of NCI exceeds certain levels during each of the years ending April 30, 1999, 2000 and 2001 and during the three years ending April 30, 2001. Any Additional Shares issued to Ezelius up to a value of $200,000 will be held in escrow to further secure the Indemnification Obligations. The Merger Agreement required Holdings to satisfy indebtedness to former stockholders of Holdings and NCI arising pursuant to agreements for the purchase of shares entered into in 1993 and 1995. Immediately prior to the merger, the Company advanced $840,000 to Holdings, which was utilized to satisfy existing indebtedness of Holdings as required by the Merger Agreement. Pursuant to the terms of the Merger Agreement, Ezelius entered into a separate employment agreement with NCI to serve as Chief Executive Officer of NCI for a period of 39 months, commencing January 30, 1998, at a base salary of $150,000 per year.
Ezelius also was granted options to purchase 18,000 shares of the Company's Common Stock at $5.00 per share.

On September 1, 1998, Mr. Charles J. Caserta, co-founder of IFS International, Inc., resigned from the Company as Director of Business Development and a Director. At that time, Mr. Caserta and the Company entered into a termination, severance and release agreement (the "Termination Agreement"). Mr. Caserta will be performing consulting services for IFS International, Inc. from time to time for consulting fees and commissions. Under the terms of the Termination Agreement, the Company purchased from Mr. Caserta 180,723 shares of Common Stock at a price of $361,446 ($2.00 per share) and paid him $21,214 for surrender of his stock options to acquire 139,536 shares of Common Stock. The Company has resold the stock to several individuals at $2.12 per share, a total of $382,660. Messrs. John Singleton and DuWayne Peterson, directors of the Company, purchase 50,000 shares and 25,000 shares, respectively.

                          TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors of the Company is not aware of any matters other than those set forth herein and in the Notice of Meeting of Stockholder that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's 1999 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received by the Company's offices in Troy, New York by June 20, 1999 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                   FORM 10-KSB

     A copy of the Company's Form 10-KSB is available at no charge upon written request to its Investor Relations department at 300 Jordan Road, Troy, NY 12180.

                                                   Appendix 1 to Proxy Statement



                     1998 IFS INTERNATIONAL, INC. STOCK PLAN

         The Board of Directors of IFS INTERNATIONAL, INC. (the "Company"), a corporation organized under the laws of the State of Delaware, hereby adopts this 1998 IFS INTERNATIONAL, INC. Stock Plan.

         WHEREAS, the growth, development and financial success of the Company (and any parents and/or any subsidiaries of the Company) is and will remain dependent, in significant part, upon the judgment, initiative, efforts and/or services their respective employees, officers, directors, consultants and advisors;

         WHEREAS, the Company desires, in order to attract, compensate and motivate selected employees, officers, directors, consultants and/or advisors for the Company (and any parent and/or any subsidiaries of the Company), and to appropriately compensate them for their efforts, to create a stock plan which will enable the Company, in its sole discretion and from time-to-time, to offer to or provide such persons with incentives and/or inducements in the form of capital stock of the Company, or rights in the form of options to acquire capital stock of the Company, thereby affording such persons with an opportunity to share in potential capital appreciation in the capital stock of the Company and/or potential distributions made in connection therewith;

         WHEREAS, the Company further desires that the stock plan be structured to permit it, in its sole discretion, to offer and issue options to purchase capital stock which are classified as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended;

         WHEREAS, the Company further desires that the stock plan be structured to permit it, in its sole discretion, to offer and issue capital stock or options to acquire capital stock in reliance upon certain exemptions from registration or qualification afforded under certain federal, state or territorial securities laws to be selected by the Company as are or may become applicable, including, by way of example and not limitation: Rule 701 promulgated under the Securities Act of 1933, as amended (for compensatory benefit plans); Rules 504, 505 and/or 506 of Regulation D promulgated under the Securities Act of 1933 (for private or limited offerings); and

         WHEREAS, so long as the Company's equity securities remain registered under Sections 12(b) or 12(g) of the Securities and Exchange Act of 1934, the Company further desires that the stock plan be structured to comply with the Securities and Exchange Act of 1934.

                                    ARTICLE I

                                   DEFINITIONS

Set forth below are definitions of capitalized terms which are generally used throughout the Plan, or references to provisions containing such definitions (Capitalized terms used only in a specific section of the Plan are defined in such section):

          1.01 "Applicable Laws" means the requirements relating to the administration of stock plans under: (i) United States corporate laws;
          (ii) applicable Securities Laws (including those of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan), (iii) the Code; and (iv) any stock exchange or quotation system on which the Common Stock is listed or quoted.

          1.02 "Approved Corporate Transaction" shall mean any time the Board and/or, to the extent required by law, the stockholders of the Company, approve either: (i) a merger or consolidation or stock exchange or divisive reorganization (i.e., spin-off, split-off or split-up) and/or other reorganization with respect to the Company and/or its stockholders, or (ii) the sale, transfer, exchange or other disposition by the Company of fifty percent (50%) or more of its assets in a single or series of related transactions, is approved, provided, however, the term Approved Corporate Transaction shall not include any transaction wherein the stockholders of the Company immediately before such transaction directly or indirectly own, immediately following such transaction, a majority of the Total Combined Voting Power (as such term is defined in section 1.08A below) of the outstanding Voting Securities (as such term is defined in section 1.08A below) of the surviving corporation (or other entity) resulting from such transaction pursuant to clause (i), or the acquiring corporation (or other entity) pursuant to clause (ii).

          1.03 "Award" " shall collectively and severally refer to any Options or Grant Shares granted or awarded under the Plan.

          1.04 "Award Agreement" shall collectively and severally refer to: (i) in the case of the grant or award of an Option, a Stock Option Certificate in such form as prescribed by the Plan Administrator from time-to-time; and (ii) in the case of the grant or award of Grant Shares, a Stock Grant Agreement in such form as prescribed by the Plan Administrator from time-to-time; provided, however, the Company may, in its sole discretion, (1) revise any such form of Award Agreement to reflect or incorporate such changes as the Company or its legal counsel may determine is appropriate and consistent with the terms of the Plan, and/or (2) evidence or confirm the grant of an Award in a written employment or consulting agreement in lieu of the form of any of the foregoing Award Agreements.

          1.05 "Blue Sky Laws" shall mean the securities laws of any state or territory of the United States, including any regulations or rules promulgated thereunder, which may apply to a transaction described in this Plan by reason of, among other things, the Recipient's residing in such, state or territory at the time of such transaction.

          1.06 "Board" shall mean the Board of Directors of the Company, as such body may be constituted from time to time.

          1.08 "Change In Control" shall mean the occurrence of any "Control Acquisition" or any "Significant Board Change" (as such terms are defined below).

               A. "Control Acquisition" shall mean any time an "Acquiring Person" (as defined below) attains, by reason of and immediately after a transaction or series of related transactions (other than a Non-Control Transaction), "Beneficial Ownership" of fifty percent (50%) or more of the "Total Combined Voting Power" of the Company's then outstanding "Voting Securities" (all as defined below); unless the Board determines that it is not in the best interests of the Company for such transaction to be construed as a Control Acquisition; provided, however that at the time of such approval of the Board there are then in office not less than two Continuing Directors (as such term is defined below) and such action or transaction or series of related actions or transactions are approved by a majority of the Continuing Directors then in office.

                    (1) "Acquiring Person" shall mean any "Person" (as defined below) with the exception of: (A) any Employee Benefit Plan (or a trust forming a part thereof) maintained by the Company, or by any corporation or entity in which the Company holds fifty percent (50%) or more of the Voting Securities (each, a "Controlled Subsidiary"); (B) the Company or any Controlled Subsidiary; or (C) any Person which acquires the threshold percentage of Voting Securities through a "Non-Control Transaction" (as defined below).

               (2) "Non-Control Transaction" shall mean any transaction in which the stockholders of the Company immediately before such transaction directly or indirectly own, immediately following such transaction, at least a majority of the Total Combined Voting Power (as defined below) of the outstanding Voting Securities (as defined below) of the surviving corporation (or other entity) resulting from such transaction, in substantially the same proportion as such stockholders' ownership of the Company's Voting Securities immediately before such transaction.

               (3) "Person," "Beneficial Ownership," "Total Combined Voting Power" and "Voting Securities" shall have the meaning described to such terms in Sections 13(d) and 14(d) of the Securities Exchange Act and Rule 13d-3 promulgated thereunder.

               (4) "Continuing Director" shall mean: (A) any member of the Board, while such Person is a member of the Board, who is not an Acquiring Person or an "Affiliate" or "Associate" (as defined below) of an Acquiring Person, or a representative of an Acquiring Person or any such Affiliate or Associate, and was a member of the Board prior to the date of this Plan, or (B) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. The terms "Affiliate" and "Associates" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

Notwithstanding the foregoing, a Control Acquisition shall not be deemed to have occurred solely because any Person acquires Beneficial Ownership of more than the threshold percentage of the outstanding Voting Securities as a result of an acquisition of Voting Securities by the Company (each, a "Redemption") which, by reducing the number of Voting Securities outstanding, increased the percentage of outstanding Voting Securities Beneficially Owned by such Person; provided, however, that if (A) a Control Acquisition would occur as a result of a Redemption but for the operation of this sentence, and (B) after such Redemption, such Person becomes the Beneficial Owner of any additional Voting
Securities, which increase the percentage of the then outstanding Voting Securities Beneficially Owned by such Person over the percentage owned as a result of the Redemption, then a Control Acquisition shall occur.

          B. "Significant Board Change" shall mean any time, during any period of three (3) consecutive years after the date of this Agreement, wherein the individuals who constituted the Board at the beginning of such period (the "Incumbent Board") cease to constitute a majority of the Board, for any reason other than: (1) the voluntary resignation of one or more Board members; (2) the refusal by one or more Board members to stand for election to the Board; and/or (3) the removal of one or more Board members for good cause; provided, however, (A) that if the nomination or election of any new director of the Company was approved by a vote of at least a majority of the Incumbent Board, such new director shall be deemed a member of the Incumbent Board; and (B) that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Securities Exchange Act), or as a result of a solicitation of proxies or consents by or on behalf of an Acquiror, other than a member of the Board (a "Proxy Contest"), or as a result of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

     1.09 "Code" shall mean the Internal Revenue Code of 1986, as amended (references herein to sections of the Code are intended to refer to sections of the Code as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

     1.10 "Commission" shall mean the United States Securities and Exchange Commission.

     1.11 "Common Stock" shall mean the Company's common stock, no par value.

     1.12 "Company" shall mean IFS INTERNATIONAL, INC., a Delaware corporation and its successors.

     1.13 "Consent of Spouse" shall mean that Consent of Spouse in such form as prescribed by the Plan Administrator from time-to-time.

     1.14 "Consultant" shall mean any Person who, in a capacity other than as an Employee or Director, provides bona fide services in a consulting or advisory capacity to the Company and/or to any Parent and/or to any Subsidiary, whether as an entity or a natural person, and whether as an independent contractor or an employee of an employer.

     1.15 "Director" shall mean any Person who is voted or appointed as a member of the Board of Directors of the Company and/or of any Parent and/or of any Subsidiary, whether such Person is so engaged at the time the Plan is adopted or becomes so engaged subsequent to the adoption of the Plan.

     1.16 "Disability" (or the related term "Disabled") shall be defined, without limitation, as any of the following with respect to a Recipient who is an Employee or a Director: (i) the receipt of any disability insurance benefits by the Recipient; (ii) a declaration by a court of competent jurisdiction that the Recipient is legally incompetent; (iii) the Recipient's material inability due to medically documented mental or physical illness or disabilities to fully perform the Recipient's regular obligations as an Employee or as a Director (as the case may be) under such office, with reasonable accommodation if then required by applicable federal, state, territorial and/or provincial laws or regulations, for a three (3) month continuous period, or for six (6) cumulative months within any one (1) year continuous period, or the reasonable determination by the Board that the Recipient will not be able to fully perform the Recipient's regular obligations as an Employee or as a Director (as the case may be), under such office, with reasonable accommodation if then required by applicable federal, state and/or territorial laws or regulations, for a three (3) month continuous period. If the Board determines that the Recipient is Disabled under clause (iii) above, and the Recipient disagrees with the conclusion of the Board, then the Company shall engage a qualified independent physician reasonably acceptable to the Recipient to examine the Recipient at the Company's sole expense. The determination of such physician shall be provided in writing to the parties and shall be final and binding upon the parties for all purposes of this Agreement. The Recipient hereby consents to examination in the manner set forth above, and waives any physician-patient privilege arising from any such examination as it relates to the determination of the purported disability. If the parties cannot agree upon such physician, a physician shall be appointed by the American Arbitration Association, located in Troy, New York, according to the rules and practices of the American Arbitration Association from time-to-time in force.

     1.17 "Eligible Person" shall mean any Person who, at the applicable time of the grant or award of an Award under the Plan, is an Employee, a Director, and/or a Consultant. Notwithstanding the foregoing, no Award hereunder may be granted to any Person, even if otherwise an Eligible Person, with respect to: (i) any circumstances which would not be considered to be either a bonus or reward for services provided, or compensation for services rendered; or (ii) in the case of any Consultant, services rendered wholly or partially in connection with the offer and sale of securities in a capital-raising transaction.

     1.18 "Employee" shall mean any employee of the Company or of any Parent and/or of any Subsidiary, whether such Person is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

     1.19 "Executive Officer" shall mean the Company's president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of any Parent or Subsidiary of the Company shall be deemed Executive Officers of the Company if they perform such policy-making functions for the Company.

     1.20 "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, including any regulations or rules promulgated by the Commission thereunder (references herein to sections of the Exchange Act are intended to refer to sections of the Exchange Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Exchange Act resulting from recodification, renumbering or otherwise).

     1.21 "Fair Market Value" of a share of Common Stock as of a given valuation date shall be determined as follows:

          A. If the Common Stock is traded on a stock exchange, the Fair Market Value will be equal to the closing price of Common Stock on the principal exchange on which the Common Stock is then trading as reported by such exchange (or as reported by any composite index which includes such principal exchange) for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred;

          B. If the Common Stock is traded over-the-counter on the NASDAQ National Market on the date in question, the Fair Market Value will be equal to the last transaction-price of the Common Stock as reported by NASDAQ for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred;

          C. If the Common Stock is traded over-the-counter on the NASDAQ SmallCap Market, the Fair Market Value will equal the mean between the last reported closing representative bid and asked price for the Common Stock as reported by NASDAQ for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred; or

          D. If the Common Stock is not publicly traded on an exchange and is not traded over-the-counter on NASDAQ, the Fair Market Value shall be determined by the Board acting in good faith on such basis as it deems appropriate, including quotations by market makers if the Common Stock is traded over-the-counter on the NASD Electronic Bulletin Board or Pink Sheets on the date in question should the Plan Administrator deem such quotations to be appropriate given the volume and circumstances of trades.

The Fair Market Value as determined above shall be subject to such discount as the Plan Administrator may, in its sole discretion and without obligation to do so, determine to be appropriate to reflect any such impairments to the value of the associated Option Shares and/or Grant Shares to which the valuation relates such as, by way of example and not limitation, (1) the fact that such Option Shares and/or Grant Shares constitute unregistered securities (whether or not considered "restricted stock" within the meaning of Rule 144 of the Securities
Act), and/or (2) such Option Shares and/or Grant Shares are subject to conditions, risk of forfeiture, or repurchase rights or rights of first refusal which impair their value including, without limitation, those forfeiture conditions more particularly described in Article VII; provided, however, in the event of the grant or award of an Incentive Option, no discount shall be given with respect to any impairments in value attributable to any restriction which, by its terms, will never lapse within the meaning of Section 422(c)(7) of the Code.

     1.22 "Forfeitable Grant Shares" shall mean Grant Shares that are subject to restrictions set forth in Article VII.

     1.23 "Grant Shares" shall mean Plan Shares granted or awarded in accordance with Article VI.

     1.24 "Incentive Option" shall mean an Option which qualifies under Section 422 of the Code, and is specifically granted as an Incentive Option under the Plan in accordance with the applicable provisions of Article V.

     1.25 [Reserved]

     1.26 "Non-Qualified Option" shall mean any Option granted under the Plan other than an Incentive Option; provided, however, the term Non-Qualified Option shall include any Incentive Option which, for any reason, fails to qualify as an incentive stock option under Section 422 of the Code and the rules and regulations thereunder.

     1.27 "Option" shall mean an option to purchase Plan Shares granted or awarded pursuant to Article V. Unless specific reference is made thereto, the term "Options" shall be construed as referring to both Non-Qualified Options (including Replacement Options) and Incentive Options.

     1.28 "Option Price" is defined in section 5.02 of the Plan.

     1.29 "Option Shares" shall mean any Plan Shares which an Option entitles the holder thereof to purchase.

     1.30 "Parent" shall mean any "parent" of the Company, as such term is defined by, or interpreted under, Rule 701 promulgated under the Securities Act, including any such parent which is a corporation, partnership, limited partnership or limited liability company to the extent permitted under Rule 701.

     1.31 "Person" shall be defined, in its broadest sense, as any individual, entity or fiduciary such as, by way of example and not limitation, individual or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships or fiduciary arrangements (such as trusts and custodial arrangements).

     1.32 "Plan" shall mean this 1998 IFS INTERNATIONAL, INC. Stock Plan.

     1.33 "Plan Administrator" shall refer to the Person or Persons who are administering the Plan as described in Article III, namely, the Board, the Plan Committee, or any Director-Officers designated by the Board or the Plan Committee.

     1.34 "Plan Committee" shall mean that Committee comprised of members of the Board that may be appointed by the Board to administer and interpret the Plan as more particularly described in Article III of the Plan.

     1.35 "Plan Shares" shall refer to shares of Common Stock issuable in connection with Awards in accordance with section 4.01, including, Option Shares and Grant Shares.

     1.36 "Recipient" shall mean any Eligible Person who, at a particular time, receives the grant of an Award.

     1.37 "Recipient's Representative's Letter" shall mean that letter from an independent investment advisor of a Recipient in such form as prescribed by the Plan Administrator from time-to-time.

     1.38 "Replacement Option" shall mean a Non-Qualified Option specifically granted as a Replacement Option under the Plan in accordance with the applicable provisions of section 5.08.

     1.39 "Reporting Company" shall mean a corporation which registers its equity securities pursuant to Sections 12(b) or 12(g) of the Exchange Act; provided, however, any foreign corporation which registers its equity securities as a "foreign private issuer" shall not be deemed a Reporting Company for purposes of this Plan unless and until such time as it is required or elects to register its equity securities as a foreign issuer other than a foreign private issuer.

     1.40 [Reserved]

     1.41 "Securities Act" shall mean the Securities Act of 1933, as amended, including all regulations or rules promulgated by the Commission thereunder (references herein to sections of the Securities Act are intended to refer to sections of the Securities Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Securities Act resulting from recodification, renumbering or otherwise).

     1.42 "Securities Laws" shall collectively refer to the Securities Act, the Exchange Act and the Blue Sky Laws.

     1.43 "Subsidiary" shall mean any "majority-owned subsidiary" of the Company, as such term is defined by, or interpreted under, Rule 701 promulgated under the Securities Act, including any such subsidiary which is a corporation, partnership, limited partnership or limited liability company to the extent permitted under Rule 701. The term Subsidiary shall specifically exclude any majority-owned subsidiaries (other than the Company, if applicable) of any Parent.

     1.44 [Reserved]

     1.45 "Ten Percent Stockholder" shall mean a Person who owns, either directly or indirectly, at the time such Person is granted an Award, stock of the Company possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of any Parent and/or any Subsidiary.

     1.46 "Termination By Company For Cause" shall mean the following:

          A. Employee-Recipient. In the case of a Recipient who is an Employee, the Plan Administrator determines that:

               (1) Any representation or warranty of the Recipient in connection with the grant of the Award (or the subsequent exercise of an Option, if the Award is an Option) is not materially true, accurate and complete;

               (2) The  Recipient  has  breached  or  wrongfully  failed  and/or refused to fulfill and/or perform any of the Recipient's obligations, promises or covenants under the underlying Award Agreement;

               (3) The  Recipient  has  breached  or  wrongfully  failed  and/or refused to fulfill and/or perform any of the Recipient's representations, warranties, obligations, promises or covenants in any agreement (other than the Award Agreement) entered into between the Company and the Recipient, without cure, if any, as provided in such agreement;

               (4) The Recipient has failed and/or refused to obey any lawful and proper order or directive of the Board, and/or the Recipient has intentionally interfered with the compliance by other employees of the Company with any such orders or directives;

               (5) The Recipient has breached the Recipient's fiduciary duties to the Company;

               (6) The Recipient has caused the Company to be convicted of a crime, or intentionally caused the Company to incur criminal penalties in material amounts;

               (7) The Recipient has committed: (A) any act of fraud, misrepresentation, theft, embezzlement or misappropriation, and/or any other dishonest act against the Company and/or any of its affiliates, subsidiaries, joint ventures; or (B) any other offense involving moral turpitude, which offense is followed by conviction or by final action of any court of law; or (C) a felony;

               (8) The Recipient has used alcohol or drugs to an extent that such use: (A) interfered with or was likely to interfere with the Recipient's ability to perform the Recipient's duties to the Company; and/or (B) such use endangers or was likely to endanger the life, health, safety, or property of the Recipient, the Company, and/or any other person;

               (9) The Recipient has demonstrated or committed such acts racism, sexism or other discrimination as would tend to bring the Company into public scandal or ridicule, or would otherwise result in material and substantial harm to the Company's business, reputation, operations, affairs or financial position; and/or

               (10) The Recipient engaged in other conduct constituting cause for termination.

                    B. Director-Recipient. With respect to a Recipient who is a Director, the Plan Administrator determines that:

                    (1) The Board has removed the Recipient as a member of the Board for "cause" as such term is defined or interpreted by the Articles or Certificate of Incorporation and/or the Bylaws of the Company, and/or the laws of the State of the Company's organization, or for breach of the Recipient's statutory or common law duties as a Director;

                    (2) The Recipient has refused or is unable to be nominated for a position on the Board, including where due to the Recipient's failure to request cumulative voting for such election (if applicable) and the Recipient's failure to vote all of the Recipient's shares of Common Stock for the Recipient's election to the Board; and/or

                    (3) Any event described above in section 1.46A has occurred with respect to the Recipient.

                    C. Consultant-Recipient. In the case of any Recipient who is a Consultant, the Plan Administrator determines that any event described above in section 1.46A has occurred with respect to the Recipient.

Any nominees or designees of the Recipient to the Board shall, if a member of the Plan Administrator, abstain from voting with respect to any decision by the Plan Administrator relating to any of the foregoing events as they pertain to any Award in which the Recipient has a direct or indirect interest.

In the event the Recipient is both Disabled and the provisions of subsection 1.46A(6) are applicable with respect to the Recipient, the Company shall nevertheless have the right to deem such event as a Termination By Company For Cause.

          1.47 "Termination By Recipient For Good Reason" shall mean the following:

                    A. Employee-Recipient. With respect to any Recipient who is an Employee:

                    (1) The Company's representations or warranties in the Award Agreement are not materially true, accurate and complete;

                    (2) The Company has intentionally and continually breached or wrongfully failed and/or refused to fulfill and/or perform any of the Company's obligations, promises or covenants under the underlying Award Agreement;

                    (3) The Company has intentionally and continually breached or wrongfully failed and/or refused to fulfill and/or perform any of the Company's representations, warranties, obligations, promises or covenants in any agreement (other than the Award Agreement) entered into between the Company and the Recipient, without cure, if any, as provided in such agreement; and/or

                    (4) The Company intentionally requires the Recipient to commit or participate in any felony or other serious crime.

                    B. Director-Recipient. With respect to any Recipient who is a Director:

                    (1) The Company removes or fails to reappoint or re-elect the Recipient as a Director (unless such action is attributable to an event considered to constitute Termination By Company For Cause); and/or

                    (2) The occurrence of any of the events described above in subsection 1.47A(1) through subsection 1.47A(4) with respect to the Director.

                    C. Consultant-Recipient. With respect to any Recipient who is a Consultant, the occurrence of any of the events described above in subsection 1.47A(1) through subsection 1.47A(4) with respect to the Consultant.

In the event any of the events described above in this section 1.46 occurs with respect to the Company, and such event is reasonably susceptible of being cured, then the Company shall be entitled to a grace period of thirty (30) days following receipt of written notice of such event (or such longer period of time as is reasonable should such event be of a character which cannot be cured within a period of thirty (30) days), to cure such event to the reasonable satisfaction of the Recipient, provided that the Company promptly commences to cure such event and uses reasonable diligence thereafter in curing such event No act, nor failure to act, on the Company's part shall be considered "intentional" unless the Company has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief.

          1.48 "Termination Of Recipient" is defined, as the case may be, as follows:

                    A. Employee-Recipient. With respect to a Recipient who is an Employee, the time when the employee-employer relationship between the Recipient and the Company (or any Parent or Subsidiary) is terminated for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, including, but not by way of limitation, termination by resignation, discharge, retirement, or leave of absence, but excluding terminations where: (1) the Recipient remains employed by the Company (if such termination relates to the Recipient's employment with any Parent and/or any Subsidiary) and/or by any Parent and/or any Subsidiary (if such termination relates to the Recipient's employment with the Company); (2) there is simultaneous employment of the Recipient by the Company and/or any Parent and/or any Subsidiary; and/or (3) there is a simultaneous establishment of a consulting relationship between the Company and the Recipient."

                    B. Director-Recipient. With respect to a Recipient who is a Director, the time when the Recipient's status as a Director ceases for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, but excluding cases where the Recipient remains a Director of the Company (if such termination relates to the Recipient's status as a Director of any Parent and/or any Subsidiary) and/or by any Parent and/or any Subsidiary (if such termination relates to the Recipient's status as a Director of the Company).

                    C. Consultant-Recipient. With respect to a Recipient who is a Consultant, the time when the Recipient's engagement as a Consultant to the Company and/or any Parent and/or any
                    Subsidiary ceases for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, but excluding cases where there is a simultaneous commencement of employment of the
                    Recipient by the Company and/or any Parent and/or any Subsidiary.

          1.49 "Transfer" shall mean any transfer or alienation of an Award which would directly or indirectly change the legal or beneficial ownership thereof, whether voluntary or by operation of law, regardless of payment or provision of consideration, including, by way of example and not limitation: (i) the sale, assignment, bequest or gift of the Award; (ii) any transaction that creates or grants an option, warrant, or right to obtain an interest in the Award; (iii) any transaction that creates a form of joint ownership in the Award between the Recipient and one or more other Persons; (iv) any Transfer of the Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge of the Award or any interest therein, or the attachment or imposition of a lien by a creditor of the Recipient on the Award or any interest therein which is not released within thirty (30) days after the imposition thereof; (v) any distribution by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be; or (vi) any distribution by a Recipient which is a fiduciary such as a trustee or custodian to its settlors or beneficiaries.

          1.50 "Withholding Taxes" means any federal, state and/or local employment taxes which the Company shall have the obligation to withhold from a Recipient in connection with the grant of any Award and/or exercise of any Option, as the case may be.

                                   ARTICLE II

                                  TERM OF PLAN

          2.01 Effective Date for Plan; Termination Date for Plan. The Plan shall be effective as of such time and date as the Plan is adopted by the Board, and the Plan shall terminate on the first business day prior to the ten (10) year anniversary of the date the Plan became effective. No Awards shall be granted or awarded under the Plan before the date the Plan becomes effective or after the date the Plan terminates; provided, however: (i) all Awards granted pursuant to the Plan prior to the effective date of the Plan shall not be affected by the termination of the Plan; and (ii) all other provisions of the Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

          2.02 Failure of Stockholders to Approve Plan. In the event the Plan is not approved by the holders of a majority of the shares of Common Stock of the Company within twelve (12) months before or after the date the Plan becomes effective, then: (i) any Incentive Options granted under the Plan shall be reclassified as Non-Qualified Options retroactive to the date of grant; and (ii) any Awards (including Incentive Options discussed immediately above) made pursuant to any state securities law exemption which is available only with respect to Incentive Options shall be rescinded (including any Incentive Options granted pursuant to such exemption, notwithstanding clause (i) above) unless a suitable alternative state securities law exemption is available.

                                   ARTICLE III

                               PLAN ADMINISTRATION

          3.01 General. The Plan shall be administered exclusively by the Board and/or, to the extent authorized pursuant to this Article III, the Plan Committee or Director-Officers (collectively, the "Plan Administrator").

          3.02 Delegation to Plan Committee. Subject to the authority granted to the Board under the Articles of Incorporation and the Bylaws of the Company, the Board may, in its sole discretion and at any time, establish a committee comprised of two (2) or more members of the Board (the "Plan Committee") to administer the Plan either in its entirety or to administer such functions concerning the Plan as delegated to such Committee by the Board. Members of the Plan
          Committee may resign at any time by delivering written notice to the Board. Vacancies in the Plan Committee shall be filled by the Board. The Plan Committee shall act by a majority of its members in office. The Plan Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Plan Committee.

          3.03 Compliance with Section 16 of the Exchange Act.  Anything in this
          Article III to the contrary notwithstanding, in the event and commencing at such time as this Company becomes a Reporting Company, or is otherwise required to register its equity securities under Sections 12(b) or 12(g) of the Exchange Act, any matter concerning a grant or award of an Award under the Plan to any Director, Executive Officer or Ten Percent Stockholder shall, to the extent desirable to qualify such Awards as exempt under Rule 16b-3(b)(3) promulgated under the Exchange Act, be made only by: (i) the Board; (ii) the Plan Committee, provided it is comprised solely of "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3); or (iii) a special committee of the Board, or subcommittee of the Plan Committee, comprised solely of two (2) or more members of the Board who are non-Employee Directors.

          3.04  Compliance  with  Section  162(m) of the Code.  Anything in this
          Article III to the contrary notwithstanding, in the event and commencing at such time as any grant of an Award shall be subject to the deduction limitations prescribed by Section 162(m) of the Code, and the Plan Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan Administrator shall (for purposes of making such grant) consist of a special committee of the Board comprised solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          3.05 Delegation to Director-Officers. Subject to the authority granted to the Board under the Articles of Incorporation and the Bylaws of the Company, the Board may, in its sole discretion and at any time, and subject to the authority granted to it by the Board, the Plan Committee may, in its sole discretion and at any time, delegate all or any portion of their authority described below under section 3.06 through section 3.06 to one or more Directors who are also Director-Officers, provided that the Board or the Plan Committee (as the case may be) ratifies such actions by such designated Director-Officers. Notwithstanding the foregoing, in the event the Company is then a Reporting Company, no authority shall be delegated to the aforesaid Director-Officers with respect to any matter concerning a grant or award of an Award under the Plan to any Director, Executive Officer or Ten Percent Stockholder.

          3.06 Authority to Make Awards and to Determine Terms and Conditions of Awards. Subject to any limitations prescribed by the Articles of Incorporation and Bylaws of the Company, and further subject to the express terms, conditions, limitations and other provisions of the Plan, the Plan Administrator shall have the full and final authority, in its sole discretion at any time and from time-to-time, to do any of the following: (i) designate and/or identify the Persons or classes of Persons who are considered Eligible Persons; (ii) grant Awards to such selected Eligible Persons or classes of Eligible Persons in such form and amount as the Plan Administrator shall determine; (iii) determine the number of Plan Shares to be covered by each Award; (iv) approve forms of Award Agreements for use under the Plan; (v) impose such terms, limitations, restrictions and conditions upon any Award as the Plan Administrator shall deem appropriate and necessary including, without limitation: (1) the date of grant of the Award; (2) the time or times when Options may be exercised (which may be based on performance criteria); (3) any vesting and/or forfeiture conditions placed upon any Awards; and (4) and repurchase conditions placed upon grants or awards of Grant Shares; (vi) require as a condition of the grant of an Award that the Recipient surrender for cancellation some or all of any unexercised Options which have previously been granted to the Recipient under the Plan or otherwise (an Award, the grant of which is conditioned upon such surrender; may have a price or value lower (or higher) than the surrendered Option; may cover the same (or a lesser or greater) number of shares of Common Stock as such
          surrendered   Option;  may  contain  such  other  terms  as  the  Plan
          Administrator deems appropriate and necessary; and shall be exercisable in or granted in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option); (vii) approve the reduction in the exercise price of any Option to the then-current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date such Option was granted; (viii) determine the type and value of consideration which the Company will accept from Recipients in payment for the exercise of Options and/or the award of Grant Shares; (ix) adopt, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan; (x) modify or amend each Award (subject to ), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan; and (xi) agree to withhold Plan Shares in satisfaction of any applicable Withholding Taxes. In determining the recipient, form and amount of Awards, the Plan Administrator shall consider any factors it may deem relevant such as, by way of example and not limitation or obligation, the Recipient's functions, responsibilities, value of services to the Company, and past and potential contributions to the Company's profitability and sound growth.

          3.07 Authority to Interpret Plan; Binding Effect of All Determinations. The Plan Administrator shall, in its sole and absolute discretion, interpret and determine the effect of all matters and questions relating to the Plan including, without limitation, all questions relating to whether a Termination Of Recipient has occurred such as, by way of example and not limitation, those relating to the effect of a leave of absence, a change in status from an employee to an independent contractor, and/or any other change in the employer-employee relationship. All interpretations and determinations of the Plan Administrator under the Plan (including, without limitation, determinations pertaining to the eligibility of Persons to receive Awards, the form, amount and timing of Awards, the methods of payment for Awards, the restrictions and conditions placed upon
          Awards, and the other terms and provisions of Awards and the certificates or agreements evidencing same) need not be uniform and may be made by the Plan Administrator selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated. All actions taken and all interpretations and determinations made under the Plan in good faith by the Plan Administrator shall be final and binding upon the Recipient, the Company, and all other interested Persons. No member of the Plan Administrator shall be personally liable for any action taken or decision made in good faith relating to the Plan, and all Persons constituting the Plan Administrator shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

          3.08 Compensation; Advisors. Members of the Plan Administrator shall receive such compensation for their services hereunder as may be determined by the Board. All expenses and liabilities incurred by members of the Plan Administrator in connection with the administration of the Plan shall be borne by the Company. The Plan
          Administrator may, at the cost of the Company, employ attorneys, consultants, advisors, accountants, appraisers, brokers or other Persons to provide advice, opinions or valuations, and the Plan Administrator shall be entitled to rely upon any such advice, opinions or valuations.

                                   ARTICLE IV

                   SHARES OF COMMON STOCK ISSUABLE UNDER PLAN

          4.01 Maximum Number of Shares Authorized Under Plan. Plan Shares which may be issued or granted under the Plan shall be authorized and unissued or treasury shares of Common Stock. The aggregate maximum number of Plan Shares which may be issued, whether upon exercise of Options or as a grant of Grant Sharesshall not exceed One Million Four Hundred Thousand (1,400,000) shares of Common Stock; provided, however, that such number shall be increased by the following (unless and to the extent that such action would cause an Incentive Option to fail to qualify as an Incentive Option under Section 422 of the Code):

               A. Any shares of Common Stock tendered by a Recipient as payment for Option Shares (in connection with the exercise of the associated Option) or Grant Shares;

               B. Any shares of Common Stock underlying any options, warrants or other rights to purchase or acquire Common Stock which options, warrants or rights are surrendered by a Recipient as payment for Option Shares (in connection with the exercise of the associated Option) or Grant Shares;

               C. Any shares of Common Stock subject to an Option which, for any reason, is terminated unexercised or expires; and

               D. Any Forfeitable Grant Shares which, for any reason, are forfeited by the holder thereof or repurchased by the Company.

          4.02 Calculation of Number of Shares Available for Awards. For purposes of calculating the maximum number of Plan Shares which may be issued under the Plan, the following rules shall apply:

               A. When Options are exercised, and when cash is used as full payment for Option Shares issuable upon exercise of such Options, all Option Shares issued in connection with such exercise (including Option Shares, if any, withheld in satisfaction of any applicable Withholding Taxes) shall be counted;

               B. When Options are exercised, and when shares of Common Stock are used as full or partial payment for Option Shares issuable upon exercise of such Options, the net Option Shares issued in connection with such exercise (including Option Shares, if any, withheld in satisfaction of any Applicable Withholding Tax Requirements) shall be counted;

               C. When Grant Shares are granted, and when shares of Common Stock are used as full or partial payment therefore, the net Grant Shares issued (including Grant Shares, if any, withheld in satisfaction of any applicable Withholding Taxes) shall be counted;

               D. [Reserved]

               E. If the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

          4.03 Date of Awards. The date an Award is granted shall mean the date selected by the Plan Administrator as of which the Plan Administrator allots a specific number of Plan Shares to a Recipient with respect to such Award pursuant to the Plan.

                                    ARTICLE V

                       OPTIONS (TO PURCHASE OPTION SHARES)

         5.01 Grant. The Plan Administrator may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any Eligible Person one or more options ("Options") to purchase the number of Plan Shares allotted by the Plan Administrator ("Option Shares"), which Options shall be designated as Non-Qualified Options or Incentive Options; provided, however, no Incentive Option shall be granted to any Person who is not an "employee" (within the meaning of Sections 422(a)(2) and 3401(c) of the Code) of the Company and/or of any Parent and/or of any Subsidiary.

                  All Options shall be Non-Qualified Options unless expressly stated by the Plan Administrator to be an Incentive Option, even if the terms and conditions of the Option comply with the terms and conditions of Section 422 of the Code. No Incentive Option may be granted in tandem with any other Option. The grant of an Option shall be evidenced by a written Stock Option Certificate, executed by the Recipient and an authorized officer of the Company, stating: (i) whether the Option is an Incentive Option, if applicable; (ii) the number of Option Shares subject to the Option; (iii) the Option Price (as such term is defined below) for the Option; and (iv) all other material terms and conditions of such Option.

         5.02 Option Price. The purchase price per Option Share deliverable upon the exercise of an Option (the "Option Price") shall be such price as may be determined by the Plan Administrator; provided, however: (i) if the Option is an Incentive Option, the Option Price per Option Share may not be less than the Fair Market Value of a share of Common Stock as of the date of the grant, unless the Recipient of the Option is a Ten Percent Stockholder at the time of grant, in which case the Option Price per Option Share may not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) the Option Price per Option Share shall not be less than that allowed under the Applicable Laws; and (iii) under no circumstances shall the Option Price per Option Share be less than the then current par value per share of Common Stock.

         5.03 Option Term; Expiration. The term of each Option shall commence at the grant date for such Option as determined by the Plan Administrator, and shall expire (unless an earlier expiration date is expressly provided in the underlying Stock Option Certificate or another section of the Plan including, without limitation, section 5.05), on the first business day prior to the ten
(10) year anniversary of the date of grant thereof; provided, however, notwithstanding the foregoing, any Incentive Options granted to a Ten Percent Stockholder shall terminate on the first business day prior to the five (5) year anniversary of the date of grant thereof. Except as limited by the requirements of Section 422(b)(3) of the Code in the case of Incentive Options, the Plan Administrator may extend the term of any outstanding Option should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination of Recipient.

         5.04 Exercise Date. Unless a later exercise date is expressly provided in the underlying Stock Option Certificate or another section of the Plan, each Option shall become exercisable on the later of: (i) the date of its grant as determined by the Plan Administrator; or (ii) the date of delivery to the Recipient, and execution by the Company and the Recipient, of the underlying Stock Option Certificate evidencing the grant of the Option. No Option shall be exercisable after the expiration of its applicable term as set forth in section
5.03. Subject to the foregoing, each Option shall be exercisable in whole or in part during its applicable term unless expressly provided otherwise in the underlying Stock Option Certificate.

     5.05 Vesting Conditions. Subject to the limitations in Article X relating to Termination Of Recipient, the Plan Administrator may subject any Options granted to such vesting conditions as the Plan Administrator, in its sole discretion, determines are appropriate and necessary, such as, by way of example and not obligation: (1) the attainment of goals by the Recipient; (2) in the case of a Recipient who is an Employee, the continued provision of employment services by such Recipient to the Company and/or to any Parent or Subsidiary;
(3) in the case of a Recipient who is a Director, the continued service by such Recipient as a Director to the Company and/or to any Parent or Subsidiary; or
(4) in the case of a Recipient who is a Consultant, the continued provision of consulting services by such Recipient to the Company and/or to any Parent or Subsidiary. If no vesting is expressly provided in the underlying Stock Option Certificate, the Option Shares shall be deemed fully vested upon date of grant. Where vesting conditions are based upon continued performance of services to the Company, the special rules of Article X relating to Termination Of Recipient shall apply. No vesting conditions may be imposed which are not permitted, or exceed those permitted, under the exemption from registration or qualification to be relied upon under applicable Securities Laws, as selected by the Company in its sole discretion. If no vesting is expressly provided in the underlying Stock Option Certificate, the Option Shares shall be deemed fully vested upon date of grant. The Plan Administrator may waive the acceleration of any vesting and/or expiration provision of any outstanding Option should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

         5.06 Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery of all of the following to the Secretary of the Company at its principal executive offices prior to the time when such Option (or such portion) becomes unexercisable under this Article
V: (i) a Notice of Exercise of Stock Option in the form attached to the underlying Stock Option Certificate, duly signed by the Recipient or other Person then entitled to exercise the Option or portion thereof, stating the number of Option Shares to be purchased by exercise of the associated Option;
(ii) subject to Article VIII relating to non-cash form of consideration, payment in full for the Option Shares to be purchased by exercise of the underlying Option, together with payment in satisfaction of any applicable Withholding Taxes (collectively, the "Gross Option Exercise Price"), in immediately available funds, in U.S. dollars; provided, however, the Plan Administrator may, in its sole discretion, permit a delay in payment of the Gross Option Exercise Price for a period of up to thirty (30) days; (iii) a Consent of Spouse from the spouse of the Recipient, if any, duly signed by such spouse; (iv) in the event that the Option or portion thereof shall be exercised by any Person other than the Recipient, appropriate proof of the right of such person or persons to exercise the Option or portion thereof; and (v) Such documents, representations and undertakings as provided in the Stock Option Certificate and/or which the Plan Administrator, in its absolute discretion, deems necessary or advisable pursuant to section 13.01.

         5.07 Net Conversion of Option. Notwithstanding section 5.06, if and to the extent expressly permitted in the underlying Stock Option Certificate, or if and to the extent otherwise consented to by the Plan Administrator in writing, the Recipient may convert an Option, in whole or in part, into such net number of Option Shares as shall be determined by dividing (x) the difference between
(I) the aggregate Fair Market Value of the total number Option Shares to be exercised as of the conversion date, together with payment in satisfaction of any applicable Withholding Taxes, and (II) the aggregate Exercise Price of such total number of Option Shares, by (y) the Fair Market Value of one Option Share as of the date of conversion. The Recipient shall, in the event of such permitted conversion, tender to the Company all of the items described in section 5.06 with respect to the underlying Option (other than section 5.06 to the extent payment therefore is not required by operation of this section 5.07).

         5.08 Grant of Replacement Options. In the event: (i) the Gross Option Exercise Price is paid in the form of shares of Common Stock owned by the Recipient pursuant to section of ; and (ii) the exercising Recipient is then an Eligible Person, then the Plan Administrator in its sole discretion may, or the Plan Administrator (if and to the extent expressly required by the underlying Stock Option Certificate) shall, grant to the exercising Recipient options (the "Replacement Options") entitling the exercising Recipient to purchase such number of Plan Shares as shall equal the number of shares of Common Stock delivered to the Company in payment of the Gross Option Exercise Price with respect to the underlying Stock Option Certificate. The Replacement Option: (1) shall be immediately exercisable upon its grant (without any vesting conditions); (2) shall have an Option Price for each Option Share which equals the Fair Market Value of the Common Stock so paid as determined for purposes of payment pursuant to section of ; (3) shall have an Option Term co-terminus with that of the underlying Option; and (4) shall contain such other terms and conditions as contained in the underlying Stock Option Certificate. Shares of Common Stock received by the Recipient in connection with the grant of the Replacement Option may not be used as consideration in connection with the exercise of the Replacement Option, unless such shares of Common Stock have been held by the Recipient for a period of at least one (1) year, and such form of payment is otherwise permitted pursuant to the terms of Article VIII. Each Replacement Option shall be a Non-Qualified Option, even if the underlying Option was an Incentive Option or the terms and conditions of the Replacement Option would comply with the terms and conditions of Section 422 of the Code. The grant of a Replacement Option shall be evidenced by a written Stock Option Certificate, executed by the Recipient and an authorized officer of the Company, stating: (A) the number of Option Shares subject to the Option; (B) the Option Price (determined in the manner prescribed above in this section) for the Option; and (C) all other material terms and conditions of such Option.

         5.09 Conditions to Issuance of Option Shares. The Company shall not be required to issue or deliver any certificate or certificates representing the Option Shares purchased upon exercise of any Option or any portion thereof prior to fulfillment of all of the following conditions: (i) the delivery of the documents described in section 5.06; (ii) the receipt by the Company of full payment for such Option Shares, together with payment in satisfaction of any applicable Withholding Taxes; (iii) subject to Article XIII, the satisfaction of any requirements or conditions of the Applicable Laws; and (iv) the lapse of such reasonable period of time following the exercise of the Option as the Plan Administrator may establish from time-to-time for administrative convenience.

         5.10 Notice of Disposition of Option Shares Acquired by Exercise of Incentive Options. The Plan Administrator may require any Recipient who is an Employee who acquires any Option Shares pursuant to the exercise of an Incentive Option to give the Company prompt notice of any "disposition" (within the meaning of Section 422(a)(1) of the Code) of such Option Shares within (i) two
(2) years from the date of grant of the underlying Incentive Option, or (ii) one
(1) year after the issuance of such Option Shares to such Employee. The Plan Administrator may direct that the certificates evidencing such Option Shares refer to such requirement to give prompt notice.

                                   ARTICLE VI

                                  GRANT SHARES

         6.01 Grant. The Plan Administrator may from time to time, and subject to the provision of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any Eligible Person one or more Plan Shares allotted by the Plan Administrator ("Grant Shares"). The grant of Grant Shares or grant of the right to receive Grant Shares shall be evidenced by a written Stock Grant Agreement, executed by the Recipient and an authorized officer of the Company on or before the time of the grant of such Grant Shares, setting forth: (i) the number of Grant Shares granted; (ii) the consideration (if any) for such Grant Shares; and (iii) all other material terms and conditions of such grant.

         6.02 Consideration (Purchase Price). The Plan Administrator, in its sole discretion, may grant or award Grant Shares in any of the following instances:

                  A. As Bonus/Reward. As a "bonus" or "reward" for services previously rendered and otherwise fully compensated, in which case the recipient of the Grant Shares shall not be required to pay any consideration to the Company for such Grant Shares, and the value of each Grant Shares shall be the Fair Market Value of a share of Common Stock on the date of grant.

                  B. As Compensation. As "compensation" for the previous performance or future performance of services or attainment of goals, in which case the recipient of the Grant Shares shall not be required to pay any consideration to the Company for such Grant Shares (other than the performance of the Recipient's services), and the value of each Grant Share received (together with the value of such services or attainment of goals attained by the Recipient), shall be the Fair Market Value of a share of Common Stock on the date of grant.

                  C. As Purchase Price Consideration. In "consideration" for the payment of a purchase price to the Company for each of such Grant Shares (the "Stock Grant Purchase Price") in an amount established by the Plan Administrator, provided, however:

                           (1) The Stock Grant Purchase Price shall not be less than that allowed under the exemption from registration under the applicable Blue Sky Laws of the state or territory in which the Recipient then resides as selected by the Company in its sole discretion;

                           (2) If the Common Stock is traded on a stock exchange or over-the-counter on NASDAQ, the purchase price shall not be less than the minimum price per share permitted by such stock exchange or NASDAQ; and

                           (3) Under no circumstances shall the Stock Grant Purchase Price per Grant Share be less than the then current par value per share of Common Stock.

         6.03 Term; Expiration. The term in which a Recipient may purchase any Grant Shares awarded for which the Recipient is required to pay consideration shall commence at the grant date of the underlying Stock Grant Agreement as determined by the Plan Administrator, and shall expire on the date specified in the underlying Stock Grant. Except as limited by applicable state securities law exemption requirements, the Plan Administrator may extend the term of any outstanding Stock Grant Agreement should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

         6.04 Deliveries; Manner of Payment. The Grant Shares may be purchased solely by delivery of all of the following to the Secretary of the Company at the principal executive offices at the Company prior to the time the Grant Shares become purchasable under this Article VI: (i) the Stock Grant Agreement for the Grant Shares, duly signed by the Recipient; (ii) a Consent of Spouse from the spouse of the Recipient, if any, duly signed by such spouse; (iii) subject to Article VIII relating to non-cash form of consideration, payment in full of the Stock Grant Purchase Price (where payment thereof is required), together with payment in satisfaction of any applicable Withholding Taxes (collectively, the "Gross Stock Grant Purchase Price"), in immediately available funds, in U.S. dollars; provided, however, the Plan Administrator may, in its sole discretion, permit a delay in payment of the Gross Stock Grant Purchase Price for a period of up to thirty (30) days; (iv) such documents, representations and undertakings as provided in the Stock Grant Agreement and/or which the Plan Administrator, in its absolute discretion, deems necessary or advisable pursuant to section 13.01.

         6.05 Conditions to Issuance of Grant Shares. The Company shall not be required to issue or deliver any certificate or certificates representing the Grant Shares prior to fulfillment of all of the following conditions: (i) the delivery of the documents described in section 6.04; (ii) the receipt by the Company of full payment (if applicable) for such Grant Shares, together with payment in satisfaction of any applicable Withholding Taxes; (iii) subject to
Article XIII, the satisfaction of any requirements or conditions of the Applicable Laws; and (iv) the lapse of such reasonable period of time following the award of the Grant Shares as the Plan Administrator may establish from time-to-time for administrative convenience.

                                   ARTICLE VII

                 FORFEITURE CONDITIONS PLACED UPON GRANT SHARES

     7.01 Vesting Conditions; Forfeiture of Unvested Grant Shares. Subject to the limitations in Article X relating to Termination Of Recipient, the Plan Administrator may subject or condition Grant Shares granted or awarded (hereinafter referred to as "Forfeitable Grant Shares") to such vesting conditions based upon continued provision of services or attainment of goals subsequent to such grant of Forfeitable Grant Shares as the Plan Administrator, in its sole discretion, may deem appropriate and necessary, such as, by way of example and not obligation: (i) the attainment of goals by the Recipient; (ii) in the case of a Recipient who is an Employee, the continued provision of employment services by such Recipient to the Company and/or to any Parent or Subsidiary; (iii) in the case of a Recipient who is a Director, the continued service by such Recipient as a Director to the Company and/or to any Parent or Subsidiary; or (iv) in the case of a Recipient who is a Consultant, the continued provision of consulting services by such Recipient to the Company and/or to any Parent or Subsidiary, subject to the provisions set forth below. Where vesting conditions are based upon continued performance of services to the Company, the special rules of Article X relating to Termination Of Recipient shall apply. In the event the Recipient does not satisfy any vesting conditions, the Company may require the Recipient, subject to the repurchase payment terms of section 7.02, to forfeit such unvested Forfeitable Grant Shares to the Company. All vesting conditions imposed on the grant of Forfeitable Grant Shares, including repurchase payment terms complying with section 7.02, shall be set forth in a written Stock Grant Agreement, executed by the Company and the Recipient on or before the time of the grant of such Forfeitable Grant Shares, stating the number of said Forfeitable Grant Shares subject to such conditions, and further specifying the vesting conditions. If no vesting conditions are expressly provided in the underlying Stock Grant Agreement, the Grant Shares shall not be deemed to be Forfeitable Grant Shares, and will not be subject to forfeiture. The Plan Administrator may waive the acceleration of any vesting conditions placed upon any Forfeitable Grant Shares should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

         7.02     Repurchase of Forfeitable Grant Shares Which Are Forfeited.

                  A. Repurchase Rights and Price. In the event the Company does not waive its right to require the Recipient to forfeit any or all of such unvested Forfeitable Grant Shares, the Company shall be required to pay the Recipient, for each unvested Forfeitable Grant Share which the Company requires the Recipient to forfeit, the amount per Forfeitable Grant Share set forth in the Stock Grant Agreement, provided, however the repurchase price per Forfeitable Grant Share in any event may not be less that the "original cost" (as such term is defined below) of such Forfeitable Grant Shares to be forfeited or, if elected by the Plan Administrator in its sole discretion and without any obligation to do so in the underlying Stock Grant Agreement, the "book value" (as such term is defined below) of such Forfeitable Grant Shares to be forfeited, if higher than the original cost.

     The "original cost" per Forfeitable Grant Share means the aggregate amount originally paid to the Company by the Recipient (or his, her or its predecessor) to purchase or acquire all of the Grant Shares to be forfeited, divided by the total number of such shares. The amount of consideration paid by any Recipient (or his, her or its predecessor) who originally received the Grant Shares as compensation for services or a bonus, or otherwise without payment of consideration in cash or property, shall be zero

     The "book value" per Forfeitable Grant Share means the difference between the Company's total assets and total liabilities as of the close of business on the last day of the calendar month preceding the date of forfeiture, divided by the total number of shares of Common Stock then outstanding. The book value per Forfeitable Grant Share shall be determined by the independent certified public accountant regularly engaged by the Company. The determination shall be conclusive and binding and made in accordance with generally accepted accounting principles applied on a basis consistent with those previously applied by the Company.

     B. Form of Payment. The repurchase payments to be made by the Company to a Recipient for forfeited Forfeitable Grant Shares shall be in the form of cash or cancellation of purchase money indebtedness with respect to the initial purchase of said Forfeitable Grant Shares by the Recipient, if any, and must be paid no later than ninety (90) days after the date of termination.

         7.03 Restrictive Legend. Until such time as all conditions placed upon Forfeitable Grant Shares lapse, the Plan Administrator may place a restrictive legend on the share certificate representing such Forfeitable Grant Shares which evidences said restrictions in such form, and subject to such stop instructions, as the Plan Administrator shall deem appropriate and necessary, including the following legend with respect to vesting conditions based upon continued provision of services by the Recipient:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE IN THE EVENT CERTAIN VESTING CONDITIONS BASED UPON THE CONTINUED PROVISION OF SERVICES TO THE COMPANY BY THE HOLDER HEREOF ARE NOT SATISFIED. THIS RISK OF FORFEITURE AND UNDERLYING VESTING CONDITIONS ARE SET FORTH IN FULL IN THAT CERTAIN STOCK GRANT AGREEMENT BETWEEN THE HOLDER OF THIS CERTIFICATE AND THE COMPANY DATED THE DAY OF , , AND THAT CERTAIN 1998 IFS INTERNATIONAL, INC. STOCK PLAN DATED MAY 12, 1998, A COPY OF WHICH MAY BE INSPECTED BY AUTHORIZED PERSONS AT THE PRINCIPAL OFFICE OF THE COMPANY AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

                  The conditions shall similarly apply to any new, additional or different securities the Recipient may become entitled to receive with respect to such Forfeitable Grant Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company.

                  The Plan Administrator shall also have the right, should it elect to do so, to require the Recipient to deposit the share certificate for the Forfeitable Grant Shares with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the conditions lapse. The Company shall remove the legend with respect to any Forfeitable Grant Shares which become vested, and remit to the Recipient a share certificate evidencing such vested Grant Shares.

                                 ARTICLE VIII ,

                         NON-CASH PURCHASE CONSIDERATION

         Notwithstanding section 5.06 or section 6.04, if and to the extent expressly permitted in the underlying Stock Option Certificate or Stock Grant Agreement (as the case may be), or if and to the extent otherwise consented to by the Plan Administrator in writing, payment of the Gross Option Exercise Price or the Gross Stock Grant Purchase Price (as the case may be) may be made by one or more of the following non-cash forms of payment in lieu of cash consideration:

                           (1) Shares of Common Stock owned by the Recipient duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal (i) in the case of the exercise of an Option, to the aggregate Gross Option Exercise Price of the Option Shares with respect to which the Option or portion thereof is thereby exercised, or (ii) in the case of the purchase of Grant Shares, to the Gross Stock Grant Purchase Price;

                           (2) The surrender or relinquishment of options (other than with respect to the underlying Option), warrants or other rights to acquire Common Stock held by the Recipient, with a Fair Market Value on the date of delivery (or date of grant if permitted by the Plan Administrator) equal (i) in the case of the exercise of an Option, to the aggregate Gross Option Exercise Price of the Option Shares with respect to which the Option or portion thereof is thereby exercised, or
         (ii) in the case of the purchase of Grant Shares, to the Gross Stock Grant Purchase Price;

                           (3) A reduction in the amount of any Company liability to the Recipient, including any liability attributable to the Recipient's participation in any Company-sponsored deferred compensation program or arrangement;

                           (4) A full recourse promissory note bearing interest at a rate as shall then preclude the imputation of interest under the Code, and payable upon such terms as may be prescribed by the Plan Administrator. The Plan Administrator shall prescribe the form of such note and the security to be given for such note. Notwithstanding the foregoing, no Option may be exercised by delivery of a promissory note or by a loan from the Company if such loan or other extension of credit is prohibited by law at the time of exercise of this Option or does not comply with the provisions of Regulation G promulgated by the Federal Reserve Board with respect to "margin stock" if the Company and the Recipient are then subject to such Regulation;

                           (5) Any combination of the foregoing methods of payment; and/or

                           (6) Such other good and valuable consideration and method of payment for the issuance of Plan Shares to the extent permitted by Applicable Laws.

                                   ARTICLE IX

                                   [RESERVED]

                                    ARTICLE X

                     SPECIAL RULES FOR VESTING OR FORFEITURE
              CONDITIONS BASED ON CONTINUED PERFORMANCE OF SERVICES

     10.01 Lapse of Unvested Options and Forfeitable Grant Shares. Where vesting conditions are imposed upon Options, or forfeiture conditions are imposed upon Forfeitable Grant Shares, and such conditions are based upon continued
performance  of services to the Company,  then, in the event of  Termination  Of
Recipient: (i) in the case of unvested Options, the prospective right to purchase unvested Option Shares shall immediately lapse upon such termination if not exercised prior thereto; and (ii) in the case of unvested Forfeitable Grant Shares, all such unvested Forfeitable Grant Shares shall be immediately forfeited upon such termination unless such forfeiture is expressly waived in writing by the Company; provided, however, in each of the foregoing cases, the Plan Administrator may, but without any obligation to do so, provide in the underlying Award Agreement that such unvested Options or Forfeitable Grant Shares shall immediately vest upon the occurrence of one or more of the following events as selected by the Plan Administration in its sole and absolute discretion: (1) in the event of Termination of Recipient where such termination is made by the Recipient and constitutes Termination By Recipient For Good Reason; (2) in the event of Termination of Recipient where such termination is made by the Company but does not constitute Termination By Company For Cause; and/or (3) in the event of Termination of Recipient due to his or her death or Disability.

     10.02 Immediate Vesting of Unvested Options and Forfeitable Grant Shares Upon Specified Events. The Plan Administrator may, but without any obligation to do so, provide in the underlying Award Agreement that unvested Options or Forfeitable Grant Shares shall immediately vest upon the occurrence of one or more of the following events as selected by the Plan Administration in its sole and absolute discretion: (i) in the event of a Change In Control; and/or (ii) in the event of an Approved Corporate Transaction.

     10.03 Acceleration of Expiration Date - Vested Options. Where vesting conditions are imposed upon Options, and such conditions are based upon continued performance of services to the Company, then, in the event of Termination Of Recipient, unless otherwise expressly waived or extended by the underlying Award Agreement, the following rules shall apply:

                           (1) The  expiration  date for vested Options shall be
         accelerated to thirty (30) days after the effective date of Termination Of Recipient; provided, however, the Plan Administrator may, but without any obligation to do so, provide in the underlying Award Agreement that the expiration date for vested Options shall not be accelerated in any event, or be accelerated to a date later than said thirty (30) days after the effective date of Termination Of Recipient, in any of the following events as selected by the Plan Administration in its sole and absolute discretion: (i) in the event of Termination of Recipient where such termination is made by the Recipient and constitutes Termination By Recipient For Good Reason; (ii) in the event of Termination of Recipient where such termination is made by the Company but does not constitute Termination By Company For Cause; and/or (iii) in the event of Termination of Recipient due to his or her death or Disability.

                           (2) The expiration date for unvested Options (insofar as they do not become immediately vested pursuant to section 10.02)) shall be upon Termination Of Recipient if earlier than the expiration date specified in section 5.03.

                                   ARTICLE XI

                         ASSIGNABILITY OF CERTAIN AWARDS

         11.01 Exercise of Options. Options (whether vested or unvested) may be exercised only by the original Recipient thereof or, to the extent a Transfer is permitted pursuant to section 11.02 and/or section 11.03 below, by a permitted transferee of such Options.

         11.02 Transfer of Options and Unvested Forfeitable Grant Shares. Except as provided in section 11.03 below, neither Options (whether vested or unvested), nor unvested Forfeitable Grant Shares, may be Transferred by a Recipient, including upon the Death of a Recipient and/or pursuant to a Qualified Domestic Relations Order as defined by Section 414(p) of the Code, unless (A) such Transfer is expressly permitted in the underlying Award Agreement, or (B) the Plan Administrator, in its sole and absolute discretion, otherwise consents to such Transfer in writing; provided, however, anything in the preceding sentence to the contrary notwithstanding, the following Options may not in any circumstances be Transferred:

                  A. Incentive Options, except to the extent such Transfer (if otherwise permitted under the terms of the Stock Option Certificate or by the Plan Administrator) will not violate Section 422(b)(5) of the Code (i.e., any Transfer {including Transfers pursuant to Qualified Domestic Relations Orders} other than Transfers to a deceased Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient );

                  B. Options registered under the Securities Act with the Commission on Form S-8; and/or

                  C. Options granted pursuant to any other exemption from registration or qualification to be relied upon by the Company under applicable Securities Laws which prohibits such assignment.

     11.03 Death of Recipient. Upon the death of the Recipient (if the Recipient is a natural Person, vested Options and unvested Forfeitable Grant Shares may, if such Transfer is expressly permitted in the underlying Award Agreement, or if the Plan Administrator, in its sole and absolute discretion, otherwise consents to such Transfer in writing, be Transferred to such Persons who are the deceased Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient (the "Recipient's Successors") and, in the case of vested Options, may thereafter be exercised by the Recipient's Successors. Options and unvested Forfeitable Grant Shares so Transferred shall not be further Transferred by the Recipient's Successors except to the extent the original Recipient of such Options and unvested Forfeitable Grant Shares would have been permitted to Transfer such Options pursuant to section 11.02.

         11.04 Effect of Prohibited Transfer or Exercise. Any Transfer or exercise of any Option or unvested Forfeitable Grant Share so Transferred in violation of this Article XI shall be null and void ab initio and of no further force and effect.

         11.05 Application to Vested Grant Shares. Under no circumstances shall the prohibition against Transfer contained in this Article XI be construed to apply to vested Grant Shares.

                                   ARTICLE XII

                  NO STOCKHOLDER RIGHTS FOR HOLDERS OF OPTIONS

         The Recipient of any Option (whether vested or unvested) shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to the Option Shares underlying the Option, including, by way of example and not limitation, the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends, distributions, subscription rights or otherwise, unless and until all conditions for exercise of the Option shall be satisfied, and the Option duly exercised and underlying Option Shares duly issued and delivered, at which time the Recipient shall become a stockholder of the Company with respect to such issued Option Shares and, in such capacity, shall thereafter be fully entitled to receive dividends (if any are declared and paid), to vote, and to exercise all other rights of a stockholder with respect to such issued Option Shares.

                                  ARTICLE XIII

                   COMPLIANCE WITH APPLICABLE SECURITIES LAWS

         13.01 Registration or Exemption from Registration. Unless expressly stipulated in the underlying Award Agreement, in no event shall the Company be required at any time to register any securities issued under or derivative from the Plan, including any Option, Option Shares, or Grant Shares awarded or granted hereunder (the "Plan Securities"), under the Securities Act (including, without limitation, as part of any primary or secondary offering, or pursuant to Form S-8) or to register or qualify the Plan Securities under any applicable Securities Laws. In the event the Company does not register or qualify the Plan Securities, the Plan Securities shall be issued in reliance upon such exemptions from registration or qualification under the applicable Securities Laws that the Company and its legal counsel, in their sole discretion, shall determine to be appropriate and necessary with respect to any particular offer or sale of securities under the Plan including, without limitation:

                  A. In the case of applicable federal Securities Laws, any of the following if available: (1) Section 3(a)(11) of the Securities Act for intrastate offerings and Rule 147 promulgated thereto; (2) Section 3(b) of the Securities Act for limited offerings and Rule 701 promulgated thereto and/or Rules 504 and/or 505 of Regulation D promulgated thereto, and/or (3) Section 4(2) of the Securities Act for private offerings and Rule 506 of Regulation D promulgated thereto; and

                  B. In the case of applicable Blue Sky Laws, the requirements of any applicable exemptions from registration or qualification afforded by such Blue Sky Laws.

         13.02 Failure or Inability to Obtain Regulatory Consents or Approvals. In the event the Company is unable to obtain, without undue burden or expense, such consents or approvals that may be required from any applicable regulatory authority (or may be deemed reasonably necessary or advisable by legal counsel for the Company) with respect to the applicable exemptions from registration or qualification under the applicable Securities Laws which the Company is reasonably relying upon, the Company shall have no obligation under this Agreement to issue or sell the Plan Securities until such time as such consents or approvals may be reasonably obtained without undue burden or expense, and the Company shall be relieved of all liability therefor; provided, however, the Company shall, if requested by the Recipient, rescind the Recipient's investment decisions and return all funds or payments made by the Recipient to the Company should the Company fail to obtain such consents or approvals within a reasonable time after the Recipient tenders such funds or property to the Company.

         13.03 Provision of Other Documents, Including Recipient's Representative's Letter. If requested by the Company, the Recipient shall provide such further representations or documents as the Company or its legal counsel, in their reasonable discretion, deem necessary or advisable in order to effect compliance with the conditions of any and all of the aforesaid exemptions from registration or qualification under the applicable Securities Laws which the Company is relying upon, or with all applicable rules and regulations of any applicable securities exchanges or Nasdaq. If required by the Company, the Recipient shall provide a Recipient's Representative's Letter from a purchaser representative with credentials reasonably acceptable to the Company to the effect that such purchaser representative has reviewed the Recipient's proposed investment in the Plan Securities and has determined that an investment in the Plan Securities: (i) is appropriate in light of the Recipient's financial circumstances, (ii) that the purchaser representative and, if applicable, the Recipient, have such knowledge and experience in financial and business matters that such persons are capable of evaluating the merits and risks of an investment in the Plan Securities, and (iii) that the purchaser representative and, if applicable, the Recipient, have such business or financial experience to be reasonably assumed to have the capacity to protect the Recipient's interests in connection with the purchase of the Plan Securities.

         13.04 Legend on Plan Shares. In the event the Company delivers unregistered Plan Shares, the Company reserves the right to place the following legend or such other legend as it deems necessary on the share certificate or certificates to comply with the applicable Securities Laws being relied upon by the Company.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN (1) REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION AFFORDED BY SUCH ACT INCLUDING, WITHOUT LIMITATION, RULE 701 TO SECTION 3(b) OF THE SECURITIES ACT OF 1933, OR (2) REGISTERED OR QUALIFIED, AS THE CASE MAY BE, UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES OR PROVINCE OF CANADA WHICH MAY BE APPLICABLE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION OR QUALIFICATION, AS THE CASE MAY BE, AFFORDED BY SUCH STATE OR TERRITORIAL SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS WELL AS UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES AS MAY THEN BE APPLICABLE, OR (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A NO-ACTION OR INTERPRETIVE LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY APPLICABLE STATE OR TERRITORIAL SECURITIES
         REGULATORY   AGENCY   TO  THE   EFFECT   THAT  SUCH   REGISTRATION   OR
         QUALIFICATION, AS THE CASE MAY BE, IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER.

                                   ARTICLE XIV

                         REPORTS TO RECIPIENTS OF AWARDS

14.01 Financial Statements. The Company shall provide each Recipient with the Company's financial statements at least annually. 14.02 Incentive Stock Option Reports. The Company shall provide, with respect to each holder of an Incentive Option who has exercised such Incentive Option, on or before January 31st of the year following the year of exercise of such Incentive Option, a statement containing the following information: (i) the Company's name, address, and taxpayer identification number; (ii) the name, address, and taxpayer identification number of the Person to whom Option Shares were issued by the Company upon exercise of the Incentive Option; (iii) the date the Incentive Option was granted; (iv) the date the Option Shares underlying the Incentive Option were issued pursuant to the exercise of the Incentive Option; (v) the Fair Market Value of the Option Shares on date of exercise; (vi) the number of Option Shares issued upon exercise of the Incentive Option; (vii) a statement that the Incentive Option was an incentive stock option; and (viii) the total cost of the Option Shares.

                                   ARTICLE XV

                                   ADJUSTMENTS

         15.01 Common Stock Recapitalization or Reclassification; Combination or Reverse Stock Split; Forward Stock Split. If (i) outstanding shares of Common Stock are subdivided into a greater number of shares by reason of recapitalization or reclassification, (ii) a dividend in Common Stock shall be paid or distributed in respect of the Common Stock, then the number of Plan Shares, if any, available for issuance under the Plan, and the Option Price of any outstanding Options in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased and reduced, respectively. If outstanding shares of Common Stock are combined into a lesser number of shares by reason of combination or reverse stock split, then the number of Plan Shares, if any, available for issuance under the Plan, and the Option Price of any outstanding Option in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately reduced and increased, respectively.

         15.02 Consolidation or Merger; Exchange of Securities; Divisive Reorganization; Other Reorganization or Reclassification. In case of (i) the consolidation, merger, combination or exchange of shares of capital stock with another entity, (ii) the divisive reorganization of the Company (i.e., split-up, spin-off or split-off), or (iii) any capital reorganization or any reclassification of Common Stock (other than a recapitalization or reclassification described above in section 15.01), the Recipient shall thereafter be entitled upon exercise of the Option to purchase the kind and number of shares of capital stock or other securities or property of the Company (or its successor{s}) receivable upon such event by a Recipient of the number of Option Shares which such Option entitles the Recipient to purchase from the Company immediately prior to such event. In every such case, the Company may appropriately adjust the number of Option Shares which may be issued under the Plan, the number of Option Shares subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Plan Administrator.

         15.03 Adjustments Determined in Sole Discretion of Board. All adjustments to be made pursuant to the foregoing subsections shall be made in such manner as the Plan Administrator shall deem equitable and appropriate, the determination of the Plan Administrator shall be final, binding and conclusive.

         15.04 No Other Rights to Recipient. Except as expressly provided in this Article XV: (i) the Recipient shall have no rights by reason of any subdivision or consolidation of shares of capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation (including any Approved Corporate Transactions), or any issue by the Company of shares of capital stock of any class, or warrants or options or rights to purchase securities (including securities convertible into shares of capital stock of any class), shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or the Option Price for, the Option Shares. The grant of an Award pursuant to the Plan shall not in any way affect or impede the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

                                   ARTICLE XVI

              APPROVED CORPORATE TRANSACTIONS -- AFFECT ON OPTIONS

         Notwithstanding Article XV above, in the event of the occurrence of any Approved Corporate Transaction, or in the event of any change in applicable laws, regulations or accounting principles, the Plan Administrator in its discretion is hereby authorized to take any one or more of the following actions whenever the Plan Administrator determines that such action is appropriate in order to facilitate such Approved Corporate Transactions or to give effect to changes in laws, regulations or principles:

         16.01 Purchase or Replacement of Option. In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Recipient's request, for any one or combination of the following: (1) the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option, or realization of the Recipient's rights had such Option been currently exercisable or payable or fully vested; and/or (ii) the replacement of such Option with other rights or property (which may or may not be securities) selected by the Plan Administrator in its sole discretion.

         16.02 Acceleration of Vesting and Exercise. In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option may not be exercised after the occurrence of such event; provided, however, the Recipient must be given the opportunity, for a specified period of time prior to the consummation of such transaction, to exercise the Option as to all Option Shares (i.e., both fully vested and unvested) covered thereby.

         16.03 Assumption or Substitution. In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the capital stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

                                  ARTICLE XVII

                     CERTAIN TRANSACTIONS WITHOUT CHANGE IN
                   BENEFICIAL OWNERSHIP -- AFFECT ON OPTIONS

         Notwithstanding Article XV above, in the event of a transaction whose principal purpose is to change the State in which the Company is incorporated, or to form a holding company, or to effect a similar reorganization as to form of entity without change of beneficial ownership, including, without limitation, through: (i) a merger or consolidation or stock exchange or divisive reorganization (i.e., spin-off, split-off or split-up) or other reorganization with respect to the Company and/or its stockholders, or (ii) the sale, transfer, exchange or other disposition by the Company of its assets in a single or series of related transactions, then the Plan Administrator may provide, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the capital stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

                                  ARTICLE XVIII

          AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS

         18.01 Amendment, Modification or Termination of Plan. The Board may amend or modify the Plan or suspend or discontinue the Plan at any time or from time-to-time; provided, however, (i) no such action may adversely alter or impair any Award previously granted under the Plan without the consent of each Recipient affected thereby, and (ii) no action of the Board will cause Incentive Options granted under the Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose.

         18.02 Modification of Terms of Outstanding Options. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify the terms and conditions of any outstanding Options granted under the Plan, including extending the expiration date of such Options or renewing such Options or repricing such options or modifying any vesting conditions (but only, in the case of Incentive Options, to the extent permitted under Section 422 of the Code), or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised); provided, however, no modification of any outstanding Option may, without the consent of the Recipient affected thereby, adversely alter or impair such Recipients rights under such Option.

         18.03 Modification of Vesting Conditions Placed on Forfeitable Grant Shares. Subject to the terms and conditions and within the limitations of the Plan, including vesting conditions, the Plan Administrator may modify the terms and conditions placed upon the grant of any Forfeitable Grant Shares; provided, however, no modification of any conditions placed upon Forfeitable Grant Shares may, without the consent of the Recipient thereof, adversely alter or impair such Recipient's rights with respect to such Forfeitable Grant Shares.

         18.04 Compliance with Laws. The Plan Administrator may, at any time or from time-to-time, without receiving further consideration from, or paying any consideration to, any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under the Plan as required to: (i) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to the Plan or Awards thereunder or to comply with the rules or requirements of any stock exchange or Nasdaq and/or (ii) ensure that the Plan is and remains exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the corresponding provisions of the Internal Revenue Code of 1986, as amended (Subchapter D of Title A, Chapter 1 of the Code {encompassing Sections 400 to 420 of the Code}).

                                   ARTICLE XIX

                                  MISCELLANEOUS

         19.01 Performance on Business Day. In the event the date on which a party to the Plan is required to take any action under the terms of the Plan is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day.

         19.02 Employment Status. In no event shall the granting of an Award be construed to: (i) grant a continued right of employment to a Recipient if such Person is employed by the Company and/or by the Parent and/or any Subsidiary, or
(ii) affect, restrict or interfere with in any way any right the Company and/or Parent and/or any Subsidiary may have to terminate or otherwise discharge the employment and/or engagement of such Person, at any time, with or without cause, except to the extent that such Person and the Company and/or Parent and/or any Subsidiary may have otherwise expressly agreed in writing. Unless otherwise expressly agreed in writing, the application and/or construction of the terms Termination By Company For Cause, Termination By Recipient For Good Reason and Termination Of Recipient are solely intended for, and shall be limited to, the operation of the vesting and expiration provisions of Awards granted under this Plan, and governing Award Agreements, and not for any other purpose.

         19.03 Non-Liability For Debts; Restrictions Against Transfer. No Options or unvested Forfeitable Grant Shares granted hereunder, or any part thereof, (i) shall be liable for the debts, contracts, or engagements of a Recipient, or such Recipient's successors in interest as permitted under this Plan, or (ii) shall be subject to disposition by transfer, alienation, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void ab initio and of no further force and effect.

         19.04 Relationship Of Plan To Other Options And Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Parent or Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company to: (i) establish any other forms of incentives or compensation for Employees and/or Directors of the Company and/or of any Parent and/or any Subsidiary and/or to any Consultants to the Company and/or to any Parent and/or any Subsidiary; or (ii) to grant options to purchase shares of Common Stock or to award shares of Common Stock or grant any other securities or rights otherwise under this Plan in connection with any proper corporate purpose including but not by way of limitation, in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

         19.05 Severability. If any term or provision of this Plan or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws, then, and in that event: (i) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Plan, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable; and (ii) the remaining part of this Plan (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest extent provided by law.

         19.06 Headings; References; Incorporation; Gender; Statutory References. The headings used in this Plan are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Plan or any provision hereof. References to this Plan shall include all amendments or renewals thereof. All cross-references in this Plan, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Plan, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. Any Exhibit referenced in Plan shall be construed to be incorporated in this Plan by such reference. As used in this Plan, each gender shall be deemed to include the other gender, including neutral genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires. Any reference to statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned.

         19.07 Applicable Law. This Plan and the rights and remedies of each party arising out of or relating to this Plan (including, without limitation, equitable remedies) shall (with the exception of the Securities Laws) be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles) of the State of New York, as if this Plan were made, and as if its obligations are to be performed, wholly within the State of New York.

--------------------------------------------------------------------------------




                     1998 IFS INTERNATIONAL, INC. STOCK PLAN



                              Adopted May 12, 1998






--------------------------------------------------------------------------------




                             IFS INTERNATIONAL, INC.

                           Rensselaer Technology Park

                                 300 Jordan Road

                              Troy, New York 12180

                                                   Appendix 2 to Proxy Statement



                            CERTIFICATE OF AMENDMENT
                                       OF
                   CERTIFICATE OF DESIGNATION, NUMBER, POWERS,
                    PREFERENCES AND RELATIVE, PARTICIPATING,
                   OPTIONAL, AND OTHER SPECIAL RIGHTS AND THE
                   QUALIFICATIONS, LIMITATIONS, RESTRICTIONS,
                   AND OTHER DISTINGUISHING CHARACTERISTICS OF
                            SERIES A PREFERRED STOCK
                                       OF
                               IFS HOLDINGS, INC.
                       [FORMERLY IFS INTERNATIONAL, INC.]

         IFS HOLDINGS, INC., formerly IFS INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

         THAT the name of the corporation (hereinafter called the "Corporation" or the "Company" is IFS HOLDINGS, INC., formerly IFS INTERNATIONAL, INC.,

         THAT the certificate of incorporation of the Corporation authorizes the issuance of 25,000,000 shares of Preferred Stock, par value $0.001 per share, and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any or all of said shares in one or more series and by resolution or resolutions to establish the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative, participating, optional, and other special rights and qualification, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

         THAT on February 20, 1997, the Corporation filed with the Secretary of State of the State of Delaware a Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional, and Other Special Rights and the Qualifications, Limitations, Restrictions, and Other Distinguishing Characteristics of Series A Preferred Stock (hereinafter called the "Certificate of Designation").

         THAT the Board of Directors of the Corporation, acting pursuant to the authority expressly vested in it as aforesaid, has adopted resolutions amending the Certificate of Designation as follows:

               RESOLVED, that Section C.4. of the Certificate of Designation is hereby amended and restated in its entirety to read as follows:

          " 4. Conversion Number. Each share of Series A Preferred Stock shall be convertible into such number of shares of Common Stock as shall equal the Conversion Number at the time of conversion. The Conversion Number shall equal 1.1 shares, subject to adjustment as set forth in Section C.8 of this Designation."



               RESOLVED, that Section C.5. of the Certificate of Designation is hereby amended and restated in its entirety to read as follows:

         " 5. Mandatory Conversion. Each share of Series A Preferred Stock automatically shall be converted into Common Stock on the earlier of
         (a) the opening of business on February 1, 1999, or (b) the opening of business on the first business day following the date of consummation of a merger or acquisition of the Corporation (the "Business Combination") in which the outstanding capital stock to the Corporation is exchanged for cash, property or securities (the "Consummation") of another entity if the Consideration received in the Business Combination for each share of Common Stock is $5.00 or greater per share on a fully-diluted basis. If part or all of the Consideration is other than cash, the amount of the Consideration other than cash shall be deemed to be the value as determined in good faith by the Board of Directors. The date of such automatic conversion shall be deemed to be the Notice Date with respect to such conversion."

         THAT thereafter, the foregoing amendments were ratified and approved at the next annual meeting of stockholders, held on January 21, 1999, by the affirmative vote of more than two-thirds of the outstanding shares of each class of voting stock of the corporation, including the Series A Preferred Stock.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by David L. Hodge, its President, and attested to by Carmen A. Pascuito, its Secretary, this ___ day of _________, 1999.

IFS International, Inc.                      Attest:


By: ___________________________          By: _____________________________
       David L. Hodge, President             Carmen A. Pascuito, Secretary

                                                   Appendix 3 to Proxy Statement




                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             IFS INTERNATIONAL, INC.

         IFS INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

THAT at a meeting of the Board of Directors of IFS International, Inc. (the "Corporation") duly held on August 18, 1998, resolutions were duly adopted approving amendment of the Certificate of Incorporation of the Corporation, declaring such amendments to be advisable, and directing that such amendment proposals be considered by the stockholders of the Corporation at the next annual meeting of stockholders. The resolutions for the proposed amendments are as follows:

                  RESOLVED,   that   Article   FIRST  of  the   Certificate   of
         Incorporation is hereby amended and restated in its entirety to read as follows:

          "  FIRST:  The  name  of  the  corporation   (hereinafter  called  the
          "corporation") is IFS HOLDINGS, INC."


     THAT thereafter, the foregoing amendment was approved at the next annual meeting of stockholders, held on March 16, 1999, by the affirmative vote of more than two-thirds of the outstanding shares of each class of voting stock of the corporation.

     THAT  the  foregoing   amendments  to  the  corporation's   Certificate  of
Incorporation have been duly approved in accordance with section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by David L. Hodge, its President, and attested to by Carmen A. Pascuito, its Secretary, this ___ day of March, 1999.

IFS International, Inc.                        Attest:


By:_________________________                   By:___________________________
   David L. Hodge, President                   Carmen A. Pascuito, Secretary

                             IFS International, Inc.
                           Rensselaer Technology Park
                                 300 Jordan Road
                              Troy, New York 12180


                                      PROXY



The undersigned hereby appoints  __________________ and  ______________________, and each of them, with power of substitution, to represent and vote on behalf of the undersigned all of the shares of IFS International, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, December 10, 1998, at the offices of the Company located at 300 Jordan Road, Troy, New York, and at any adjournment thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the proposals more fully described in the notice of and proxy statement for the meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS LISTED BELOW AND ELECTION OF THE PERSONS NAMED BELOW AS DIRECTORS.

1.  PROPOSAL FOR APPROVAL OF 1998 IFS INTERNATIONAL, INC. STOCK PLAN

                     _  FOR                 _  AGAINST                _  ABSTAIN

2. PROPOSAL FOR APPROVAL OF AN AMENDMENT OF THE CERTIFICATE OF DETERMINATION CONCERNING SERIES A PREFERRED STOCK.

                     _  FOR                 _  AGAINST                _  ABSTAIN

3. PROPOSAL FOR APPROVAL OF CHANGE OF CORPORATE NAME TO IFS HOLDINGS, INC.

                     _  FOR                 _  AGAINST                _  ABSTAIN

4. PROPOSAL FOR APPROVAL OF THE SELECTION OF URBACH KAHN & WERLIN PC AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 1999.

                     _  FOR                 _  AGAINST                _  ABSTAIN

5.  ELECTION OF DIRECTORS

    _ FOR all nominees listed below         _  WITHHOLD AUTHORITY
   (except as marked to the                 to vote for all nominees
   contrary below)                          listed below


       Frank A. Pascuito, David L. Hodge, Simon J. Theobald, Arnold Wells, John P. Singleton, DuWayne J. Peterson, Per Olof Ezelius, C. Rex Welton

INSTRUCTION:
To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)






THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE ABOVE-DESCRIBED PROPOSALS AND FOR ELECTION OF THE NAMED DIRECTOR NOMINEES. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly a name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in the partnership or limited liability company name by authorized person.



                           Printed Name of Shareholder

Date





Signature



Signature if held jointly

Please sign and return this proxy in the enclosed, postage-paid envelope whether or not you attend the meeting. You may attend the meeting and void this proxy simply by voting your shares. I _____ will ______ will not attend the meeting.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.